                                                                      Exhibit 99

!  B04A_CALL1.CDI #CMOVER_3.0D WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!
!! Created by Intex Deal Maker v3.6.032 , subroutines 3.0f_p1
!!    01/12/2004 2:20 PM
!
!  Modeled in the Intex CMO Modeling Language, (B000874397118)
!  which is copyright (c) 2003 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!

!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific

!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical
!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America
!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final
!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

  COLLAT_GROUPS 1 2 3
!
!
  DEFINE CONSTANT #OrigCollBal = 692540778.97
  DEFINE CONSTANT #OrigCollBal1 = 69161097.99
  DEFINE CONSTANT #OrigCollBal2 = 581882888.89
  DEFINE CONSTANT #OrigCollBal3 = 41496792.09
!
  DEFINE CONSTANT #OrigBondBal = 692540778.97
  DEFINE CONSTANT #OrigBondBal1 = 69161097.99
  DEFINE CONSTANT #OrigBondBal2 = 581882888.89
  DEFINE CONSTANT #OrigBondBal3 = 41496792.09
!
  DEFINE #BondBal1 = 87239778.97
  DEFINE #BondBal2 = 585092678.97
  DEFINE #BondBal3 = 60377678.97
!
       FULL_DEALNAME:    B04A_CALL1
!
       DEAL SIZE:       $ 692540778.97
       PRICING SPEED:   25% CPR
!      ISSUE DATE:      20040101
       SETTLEMENT DATE: 20040129
!
  Record date delay: 0
!
  DEFINE TR_INDEXDEPS_ALL
!
  DEFINE SCHEDULE "SHIFT1%","SHIFT2%","SHIFT3%"
!
     DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20040101 _
       DEAL_FIRSTPAY_DATE         20040225
!
!
  CREDIT_SUPPORT_BASIS GROUP_DEAL
  DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
  DEFINE DYNAMIC STICKY #NetRate1 = ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL(1) * 1200
  DEFINE DYNAMIC STICKY #NetRate2 = ( COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL(2) * 1200
  DEFINE DYNAMIC STICKY #NetRate3 = ( COLL_I_MISC("COUPON",3) ) / COLL_PREV_BAL(3) * 1200
!
!
  DEFINE TABLE "SI_LOSSA1" (6, 2) = "MONTH" "SHIFTR"
       96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%

!
  DEFINE TABLE "SI_LOSSA2" (6, 2) = "MONTH" "SHIFTR"
       96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE TABLE "SI_LOSSA3" (6, 2) = "MONTH" "SHIFTR"
       96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE #COUPON_BIGSUB = 0
!
TOLERANCE CLEANUP 0.00
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    LIBOR_1YR          1.47
!
DEFINE TRANCHE "1B", "2B", "3B", "BIGSUB", "2IO", "3IO", "1AR", "1A1", "2A1",
"2A2", "3A1", "1IO"
!
!
Tranche "1B" MODELING EXCHANGE
   Block  2005997.99 GROUP 1 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.60 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "2B" MODELING EXCHANGE
   Block  16874888.89 GROUP 2 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.477968 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "3B" MODELING EXCHANGE
   Block  1203792.09 GROUP 3 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 1.07 ELSE COLL_NETRATE(3))
     0     999
!
Tranche "BIGSUB" JUN_WAC
   Block 20084678.97 FLOAT _
           DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
           Delay 24 Dated 20040101 Next 20040225

     ( #COUPON_BIGSUB )
    0    999
!
Tranche "2IO" SEN_IO
   Block 581882888.89 at 0.477968 GROUP 2 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 59 THEN BBAL("2A1#1","2A2#1","2B#1") ELSE 0 ); _
                                                              END   (
IF CURMONTH LT 59 THEN BBAL("2A1#1","2A2#1","2B#1") ELSE 0 ); _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
!
Tranche "3IO" SEN_IO
   Block 41496792.09 at 1.07 GROUP 3  FREQ M NOTIONAL WITH FORMULA
BEGIN ( IF CURMONTH LE 83 THEN BBAL("3A1#1","3B#1") ELSE 0 ); _
                                                              END   (
IF CURMONTH LT 83 THEN BBAL("3A1#1","3B#1") ELSE 0 ); _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24  Dated 20040101  Next 20040225
!
Tranche "1AR" SEN_FLT
   Block  100.00 GROUP 1 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.60 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "1A1" SEN_FLT
   Block  67155000.00 GROUP 1 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.60 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "2A1" SEN_FLT
   Block  265008000.00 GROUP 2 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.77 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A2" SEN_FLT
   Block  300000000.00 GROUP 2 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.22 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "3A1" SEN_FLT
   Block  40293000.00 GROUP 3 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 1.07 ELSE COLL_NETRATE(3))

     0     999
!
Tranche "1IO" SEN_IO
   Block 69161097.99 at 0.6 GROUP 1 FREQ M FLOAT NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 35 THEN BBAL("1AR#1","1A1#1","1B#1") ELSE 0 ); _
                                                              END   (
IF CURMONTH LT 35 THEN BBAL("1AR#1","1A1#1","1B#1") ELSE 0 ); _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
    ( 0.6 )
    0    999
!
!
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
  Delay 24 Dated 20040101 Next 20040225 Settle 20040129
DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
  Delay 24 Dated 20040101 Next 20040225 Settle 20040129
DEFINE PSEUDO_TRANCHE COLLAT GROUP 3 _
  Delay 24 Dated 20040101 Next 20040225 Settle 20040129
!
  CLASS "X1"        NO_BUILD_TRANCHE _
                    = "1IO"
  CLASS "1AR"       NO_BUILD_TRANCHE _
                    = "1AR"
  CLASS "1A1"       NO_BUILD_TRANCHE _
                    = "1A1"
  CLASS "X2"        NO_BUILD_TRANCHE _
                    = "2IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _
                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _
                    = "2A2"
  CLASS "X3"        NO_BUILD_TRANCHE _
                    = "3IO"
  CLASS "SNR_3"     NO_BUILD_TRANCHE _
                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal3); _
                    = "3A1"
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _
                    = "1B"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "2B"
  CLASS "SUBORD_3"  DISTRIB_CLASS RULES _
                    = "3B"
  CLASS "SNR_1" WRITEDOWN_LIMIT BALANCE (#OrigCollBal1); ALLOCATION _
                    = "1AR" "1A1"
  CLASS "SNR_2" WRITEDOWN_LIMIT BALANCE (#OrigCollBal2); ALLOCATION _
                    = "2A1" "2A2"
  CLASS "BIGSUB"    NO_BUILD_TRANCHE _
                    = "BIGSUB", _
    COMBINE_CLASSES = "SUBORD_1" "SUBORD_2" "SUBORD_3"

!
!
  CLASS "GRP1" _
                 DISTRIB_CLASS RULES _
                    = "X1" "SNR_1" "SUBORD_1"
  CLASS "GRP2" _

                 DISTRIB_CLASS RULES _
                   = "X2" "SNR_2" "SUBORD_2"
  CLASS "GRP3" _
                 DISTRIB_CLASS RULES _
                   = "X3" "SNR_3" "SUBORD_3"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3"
!
  GROUP 0       ROOT      = 1 2 3
!

!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"        Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1"     Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"        Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2"     Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3"     Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
  DEFINE DYNAMIC #COUPON_BIGSUB = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") *
36000 / NDAYS_ACCRUE_INT("BIGSUB#1")
!
  OPTIONAL REDEMPTION:    "Cleanup" _
                          DEAL_FRAC 10% _
                          PRICE_P ( COLL_BAL ); _
                          DISTR_P RULES "OPTR_DEAL"
!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
!
 CMO Block Payment Rules
------------------------------------
!

   calculate :  #OrigSenPct1  = 100 * ORIG_BBAL("SNR_1") / #OrigCollBal1
!
   calculate :  #SenPct1 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 100
!
   calculate :  #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1")
   calculate :  #SubBal1     = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1"))
!
   calculate :  #OrigSenPct2  = 100 * ORIG_BBAL("SNR_2") / #OrigCollBal2
!
   calculate :  #SenPct2 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 100
!
   calculate :  #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2")
   calculate :  #SubBal2     = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2"))
!
   calculate :  #OrigSenPct3  = 100 * ORIG_BBAL("SNR_3") / #OrigCollBal3
!
   calculate :  #SenPct3 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_3") / COLL_PREV_BAL(3)) _
               ELSE 100
!
   calculate :  #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("SNR_3")
   calculate :  #SubBal3     = MAX(0, COLL_PREV_BAL(3) - BBAL("SNR_3"))
!
   calculate : #ReduceTestA1 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA1", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso11 = IF COLL_PREV_BAL(1) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(1) *
#OrigSubBal1 * #ReduceTestA1 )) _
                                 ELSE 1
!
   calculate : #ReduceTestA2 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA2", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso12 = IF COLL_PREV_BAL(2) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(2) *
#OrigSubBal2 * #ReduceTestA2 )) _
                                 ELSE 1
!
   calculate : #ReduceTestA3 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA3", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso13 = IF COLL_PREV_BAL(3) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(3) *
#OrigSubBal3 * #ReduceTestA3 )) _
                                 ELSE 1
!

   calculate : #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3") _
                               GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2", "
SUBORD_3")/ORIG_BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2",
"SNR_3", "SUBORD_3")
!
   calculate :  #SenPrep1 = _
              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2)
OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct1 + SHIFT%(1) * (100-#SenPct1), _ Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
   calculate :  #SenPrep2 = _
              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2)
OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct2 + SHIFT%(2) * (100-#SenPct2), _ Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
   calculate :  #SenPrep3 = _
              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2)
OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct3 + SHIFT%(3) * (100-#SenPct3), _ Reduce_SHIFT%_when GROUP 3 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
!
   calculate :  #SenPrep1 = _

              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2) OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso11 )  _
                            THEN IF CURMONTH LE 36 _
                        THEN #SenPct1 + (50% * (100-#SenPct1)) _
                                 ELSE #SenPct1 _
                   ELSE #SenPrep1
!
   calculate :  #SenPrep2 = _
              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2) OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso12 )  _
                            THEN IF CURMONTH LE 36 _
                        THEN #SenPct2 + (50% * (100-#SenPct2)) _
                                 ELSE #SenPct2 _
                   ELSE #SenPrep2
!
   calculate :  #SenPrep3 = _
              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2) OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso13 )  _

                        THEN IF CURMONTH LE 36 _
                             THEN #SenPct3 + (50% * (100-#SenPct3)) _
                             ELSE #SenPct3 _
                        ELSE #SenPrep3
!
   calculate : #SENRECOV1 = #SenPrep1 / 100 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 / 100 * DELINQ_RECOVER(2)
!
   calculate : #SENRECOV3 = #SenPrep3 / 100 * DELINQ_RECOVER(3)
!
 calculate:  "SNR_1" _
  NO_CHECK SCHEDULED     GROUP 1 PERCENT LIMIT V0  = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1 PERCENT LIMIT V1  = #SenPrep1 , _
  NO_CHECK RECOVER       GROUP 1 AMOUNT  LIMIT V3  = #SENRECOV1
!
  calculate : #SenSchedAlloc1   = V0 / 100 * COLL_P_SCHED(1)
  calculate : #SenPrepayAlloc1 = V1 / 100 * COLL_P_PREPAY(1) calculate : #SenRecoverAlloc1 = V3
!
 calculate:  "SNR_2" _
  NO_CHECK SCHEDULED     GROUP 2 PERCENT LIMIT V0  = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2 PERCENT LIMIT V1  = #SenPrep2 , _
  NO_CHECK RECOVER       GROUP 2 AMOUNT  LIMIT V3  = #SENRECOV2
!
  calculate : #SenSchedAlloc2   = V0 / 100 * COLL_P_SCHED(2)
  calculate : #SenPrepayAlloc2 = V1 / 100 * COLL_P_PREPAY(2) calculate : #SenRecoverAlloc2 = V3
!
 calculate:  "SNR_3" _
  NO_CHECK SCHEDULED     GROUP 3 PERCENT LIMIT V0  = #SenPct3 , _
  NO_CHECK PREPAY        GROUP 3 PERCENT LIMIT V1  = #SenPrep3 , _
  NO_CHECK RECOVER       GROUP 3 AMOUNT  LIMIT V3  = #SENRECOV3
!
  calculate : #SenSchedAlloc3   = V0 / 100 * COLL_P_SCHED(3)
  calculate : #SenPrepayAlloc3 = V1 / 100 * COLL_P_PREPAY(3) calculate : #SenRecoverAlloc3 = V3
!
   calculate : #SubSched1 = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1
)
   calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) -
#SenPrepayAlloc1 )
   calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) -
#SenRecoverAlloc1 )
!
 calculate:  "SUBORD_1" _
  NO_CHECK SCHEDULED     GROUP 1  AMOUNT = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT = #SubRecov1
!
   calculate : #SubSched2 = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2
)
   calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) -
#SenPrepayAlloc2 )
   calculate : #SubRecov2 = MAX( 0, DELINQ_RECOVER(2) -
#SenRecoverAlloc2 )
!

 calculate:  "SUBORD_2" _
  NO_CHECK SCHEDULED     GROUP 2  AMOUNT = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT = #SubRecov2
!
   calculate : #SubSched3  = MAX( 0, COLL_P_SCHED(3) - #SenSchedAlloc3
)
   calculate : #SubPrepay3 = MAX( 0, COLL_P_PREPAY(3) -
#SenPrepayAlloc3 )
   calculate : #SubRecov3  = MAX( 0, DELINQ_RECOVER(3) -
#SenRecoverAlloc3 )
!
 calculate:  "SUBORD_3" _
  NO_CHECK SCHEDULED     GROUP 3  AMOUNT = #SubSched3 , _
  NO_CHECK PREPAY        GROUP 3  AMOUNT = #SubPrepay3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT = #SubRecov3
!
   calculate : #SubSched  = #SubSched1 + #SubSched2 + #SubSched3
   calculate : #SubRecov  = #SubRecov1 + #SubRecov2 + #SubRecov3
   calculate : #SubPrepay = #SubPrepay1 + #SubPrepay2 + #SubPrepay3
!
 calculate:  "BIGSUB" _
  NO_CHECK SCHEDULED      AMOUNT = #SubSched , _
  NO_CHECK PREPAY         AMOUNT = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT = #SubRecov
!
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X1")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X2")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X3")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_3" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_3" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_3" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "1AR"; "1A1" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1AR"; "1A1" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1AR", "1A1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "1AR" )
         pay :  SEQUENTIAL ( "1AR#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1")
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "SNR_3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "3B#1")
------------------------------------
------------------------------------
   calculate :  #P_BIGSUB = PRINCPMT("1B#1","2B#1","3B#1")

------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS INTEREST PRO_RATA  ( "BIGSUB" )
         pay :  CLASS INTSHORT PRO_RATA  ( "BIGSUB" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
  subject to :  CEILING ( #P_BIGSUB )
         pay :  CLASS BALANCE  SEQUENTIAL ( "BIGSUB" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "BIGSUB" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "BIGSUB" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
!
------------------------- PAYDOWN SUBORD TRANCHES
   calculate : #PrincReduce = BBAL("BIGSUB#1") - BBAL("BIGSUB")
   calculate : #SubPrinc1 = BBAL("1B#1") - BBAL("SUBORD_1")
   calculate : #SubPrinc2 = BBAL("2B#1") - BBAL("SUBORD_2")
   calculate : #SubPrinc3 = BBAL("3B#1") - BBAL("SUBORD_3")
   calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / ( #SubPrinc1 + #SubPrinc2 + #SubPrinc3 )
   calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / ( #SubPrinc1 + #SubPrinc2 + #SubPrinc3 )
   calculate : #PrincReduce3 = #PrincReduce * #SubPrinc3 / ( #SubPrinc1 + #SubPrinc2 + #SubPrinc3 )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc3 - #PrincReduce3 ) )
         pay :  SEQUENTIAL ( "3B#1" )
------------------------------------
!
------------------------- MANUAL WRITEDOWNS
   calculate : #ReduceSubord1 = MIN( BBAL("1B#1"), BBAL( "1AR#1", "1A1#1", "1B#1" ) - COLL_BAL(1))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "1B#1", BY #ReduceSubord1 )
------------------------------------
   calculate : #ReduceSubord2 = MIN( BBAL("2B#1"), BBAL( "2A1#1", "2A2#1", "2B#1" ) - COLL_BAL(2))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "2B#1", BY #ReduceSubord2 )
------------------------------------
   calculate :  #ReduceSubord3 = MIN( BBAL("3B#1"), BBAL( "3A1#1",
"3B#1" ) - COLL_BAL(3))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "3B#1", BY #ReduceSubord3 )
------------------------------------
   calculate : #MoreReduceSubord1 = MIN( BBAL("1B#1"), BBAL("1B#1")/BBAL("1B#1", "2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1", "1B#1", "2A1#1", "2A2#1", "2B#1",
"3A1#1", "3B#1") - COLL_BAL(1,2,3)))
   calculate : #MoreReduceSubord2 = MIN( BBAL("2B#1"), BBAL("2B#1")/BBAL("1B#1", "2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1", "1B#1", "2A1#1", "2A2#1", "2B#1",
"3A1#1", "3B#1") - COLL_BAL(1,2,3)))
   calculate : #MoreReduceSubord3 = MIN( BBAL("3B#1"), BBAL("3B#1")/BBAL("1B#1", "2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1", "1B#1", "2A1#1", "2A2#1", "2B#1",
"3A1#1", "3B#1") - COLL_BAL(1,2,3)))
------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND ((
BBAL("2B#1") LT 0.01 ) OR ( BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "1B#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND ((
BBAL("1B#1") LT 0.01 ) OR ( BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "2B#1", BY #MoreReduceSubord2 )
------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND ((
BBAL("1B#1") LT 0.01 ) OR ( BBAL("2B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "3B#1", BY #MoreReduceSubord3 )
------------------------------------
   calculate : #WriteDown = BBAL( "1AR#1", "1A1#1", "BIGSUB#1", "2A1#1", "2A2#1", "3A1#1" ) - COLL_BAL(1,2,3)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "BIGSUB#1" )
------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "1AR#1", "1A1#1" ) / BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1" ) / BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown3 = MAX(0, BBAL( "3A1#1" ) / BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "1AR#1"; "1A1#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
!
   calculate : #BondBal1    = BBAL("1AR#1","1A1#1","1B#1")
------------------------------------
   calculate : #BondBal2    = BBAL("2A1#1","2A2#1","2B#1")
------------------------------------
   calculate : #BondBal3    = BBAL("3A1#1","3B#1")
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
 calculate: #CallBalGrp3 = COLL_BAL(3)
------------------------------------
------------------------- SECTION: "OPTR_DEAL"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "1AR#1", "1A1#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_1" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  SEQUENTIAL ( "2A1#1", "2A2#1" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_2" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_2" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp3)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP3" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_3" )
------------------------------------
  subject to :  CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "3B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_3" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )

------------------------------------
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT3%"
Declare
SHIFTINT GROUP 3
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20040101    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity
Orig  ARM            Gross  #mos  #mos P#mos  P#mos  Life   Reset
Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV
Term  Index          Margin ToRst RstPer ToRst  RstPer Cap Cap
Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "3/1"     WL    00    WAC       4.8750000000 (
415425.65 /       415425.65 );       415425.65
0.3785       0.3785           357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    23   12 SYNC_INT
10.8750000000    2.0000000000               0         0       0
GROUP 1       TEASER
M        2     "3/1"     WL    00    WAC       4.6250000000 (
535077.60 /       535077.60 );       535077.60
0.3785       0.3785           353:7     353:7       360 NO_CHECK ARM

LIBOR_1YR             2.2500000000    30   12 SYNC_INT
10.6250000000    2.0000000000               0         0       0
GROUP 1       TEASER
M        3     "3/1"     WL    00    WAC       4.5633598294 (
944529.61 /       944529.61 );       944529.61
0.3785       0.3785           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    35   12 SYNC_INT
10.5633598294    2.0000000000               0         0       0
GROUP 1       TEASER
M        4     "3/1"     WL    00    WAC       4.6627417971 (
44740470.61 /     44740470.61 );     44740470.61
0.3785       0.3785           359:1     359:1       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    36   12 SYNC_INT
10.6627417971    2.0000000000               0         0       0
GROUP 1       TEASER
M        5     "3/1"     WL    00    WAC       4.5980018251 (
22525594.52 /     22525594.52 );     22525594.52
0.3785       0.3785           356:0     356:0       356 NO_CHECK ARM
LIBOR_1YR             2.2500000000    37   12 SYNC_INT
10.5980018251    2.0000000000               0         0       0
GROUP 1       TEASER
M        7     "5/1"     WL    00    WAC       4.1241780717 (
1158721.78 /      1158721.78 );      1158721.78
0.2535       0.2535           357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    58   12 SYNC_INT
9.1241780717    2.0000000000               0         0       0
INIT_PERCAP 5.0000000000                            GROUP 2
TEASER
M        8     "5/1"     WL    00    WAC       4.7470240030 (
16363270.89 /     16363270.89 );     16363270.89
0.2535       0.2535           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    59   12 SYNC_INT
9.7470240030    2.0000000000               0         0       0
INIT_PERCAP 5.0000000000                            GROUP 2
TEASER
M        9     "5/1"     WL    00    WAC       4.8255369992 (
154592057.03 /    154592057.03 );    154592057.03
0.2535       0.2535           355:1     355:1       356 NO_CHECK ARM
LIBOR_1YR             2.2500000000    60   12 SYNC_INT
9.8255369992    2.0000000000               0         0       0
INIT_PERCAP 5.0000000000                            GROUP 2
TEASER
M        10    "5/1"     WL    00    WAC       4.7994856077 (
86054256.73 /     86054256.73 );     86054256.73
0.2535       0.2535           357:0     357:0       357 NO_CHECK ARM
LIBOR_1YR             2.2500000000    61   12 SYNC_INT
9.7994856077    2.0000000000               0         0       0
INIT_PERCAP 5.0000000000                            GROUP 2
TEASER
M        12    "5/1 IO"  WL    00    WAC       5.3750000000 (
720929.16 /       720929.16 );       720929.16
0.2535       0.2535           353:7     353:7       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    54   12 SYNC_INT
10.3750000000    2.0000000000               0        0       0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2
TEASER

M        13    "5/1 IO"  WL    00    WAC       4.6316453678 (
3338378.62 /      3338378.62 );      3338378.62
0.2535       0.2535           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    59   12 SYNC_INT
9.6316453678    2.0000000000               0         0       0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2
TEASER
M        14    "5/1 IO"  WL    00    WAC       4.6911738714 (
147088511.39 /    147088511.39 );    147088511.39
0.2535       0.2535           359:1     359:1       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    60   12 SYNC_INT
9.6911738714    2.0000000000               0         0       0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2
TEASER
M        15    "5/1 IO"  WL    00    WAC       4.6259048764 (
172566763.29 /    172566763.29 );    172566763.29
0.2535       0.2535           360:0     360:0       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    61   12 SYNC_INT
9.6259048764    2.0000000000               0         0       0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2
TEASER
M        17    "7/1"     WL    00    WAC       4.4322719880 (
678186.80 /       678186.80 );       678186.80
0.2535       0.2535           357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    82   12 SYNC_INT
9.4322719880    2.0000000000               0         0       0
INIT_PERCAP 5.0000000000                            GROUP 3
TEASER
M        18    "7/1"     WL    00    WAC       4.9311100010 (
3435642.36 /      3435642.36 );      3435642.36
0.2535       0.2535           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    83   12 SYNC_INT
9.9311100010    2.0000000000               0         0       0
INIT_PERCAP 5.0000000000                            GROUP 3
TEASER
M        19    "7/1"     WL    00    WAC       5.2643424836 (
25965311.93 /     25965311.93 );     25965311.93
0.2535       0.2535           354:1     354:1       355 NO_CHECK ARM
LIBOR_1YR             2.2500000000    84   12 SYNC_INT
10.2643424836    2.0000000000               0        0       0
INIT_PERCAP 5.0000000000                            GROUP 3
TEASER
M        20    "7/1"     WL    00    WAC       5.3925339809 (
11417651.00 /     11417651.00 );     11417651.00
0.2535       0.2535           360:0     360:0       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    85   12 SYNC_INT
10.3925339809    2.0000000000               0        0       0
INIT_PERCAP 5.0000000000                            GROUP 3
TEASER

!  B04A_CALL2.CDI #CMOVER_3.0D WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!
!! Created by Intex Deal Maker v3.6.032 , subroutines 3.0f_p1
!!    01/14/2004 1:38 PM
!
!  Modeled in the Intex CMO Modeling Language, (B000874397118)
!  which is copyright (c) 2003 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!

!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific

!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical
!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America
!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security.
Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final
!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

  COLLAT_GROUPS 1 2 3
!
!
  DEFINE CONSTANT #OrigCollBal = 692540778.97
  DEFINE CONSTANT #OrigCollBal1 = 69161097.99
  DEFINE CONSTANT #OrigCollBal2 = 581882888.89
  DEFINE CONSTANT #OrigCollBal3 = 41496792.09
!
  DEFINE CONSTANT #OrigBondBal = 692540778.97
  DEFINE CONSTANT #OrigBondBal1 = 69161097.99
  DEFINE CONSTANT #OrigBondBal2 = 581882888.89
  DEFINE CONSTANT #OrigBondBal3 = 41496792.09
!
  DEFINE #BondBal1              = 87239778.97
  DEFINE #BondBal2              = 585092678.97
  DEFINE #BondBal3              = 60377678.97
!
       FULL_DEALNAME:    B04A_CALL2
!
       DEAL SIZE:        $ 692540778.97
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20040101
       SETTLEMENT DATE:  20040129
!
  Record date delay: 0
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%","SHIFT3%"
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20040101 _
       DEAL_FIRSTPAY_DATE         20040225
!
!
  CREDIT_SUPPORT_BASIS GROUP_DEAL
  DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
  DEFINE DYNAMIC STICKY #NetRate1 = ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL(1) * 1200
  DEFINE DYNAMIC STICKY #NetRate2 = ( COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL(2) * 1200
  DEFINE DYNAMIC STICKY #NetRate3 = ( COLL_I_MISC("COUPON",3) ) / COLL_PREV_BAL(3) * 1200
!
!
  DEFINE TABLE "SI_LOSSA1" (6, 2) = "MONTH" "SHIFTR"
       96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%

      360.1   50%
!
  DEFINE TABLE "SI_LOSSA2" (6, 2) = "MONTH" "SHIFTR"
       96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE TABLE "SI_LOSSA3" (6, 2) = "MONTH" "SHIFTR"
       96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE #COUPON_BIGSUB = 0
!
TOLERANCE CLEANUP 0.00
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX LIBOR_1YR 1.3375
!
DEFINE TRANCHE "CL_SNR_2", "1B", "2B", "3B", "BIGSUB", "2IO", "3IO",
"1AR", "1A1", "2A1", "2A2", "2A3", "2A4", "3A1", "1IO"
!
!
Tranche "CL_SNR_2" PSEUDO
   Block $ 0.001 at 0 Delay 24 Dated 20040101 Next 20040225
DAYCOUNT 30360 BUSINESS_DAY NONE
!
Tranche "1B" MODELING EXCHANGE
   Block  2005997.99 GROUP 1 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.775 ELSE
COLL_NETRATE(1))
     0     999
!
Tranche "2B" MODELING EXCHANGE
   Block  16874888.89 GROUP 2 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY
           NONE _ Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.439715 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "3B" MODELING EXCHANGE
   Block  1203792.09 GROUP 3 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY
           NONE _ Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 1.015 ELSE COLL_NETRATE(3))
     0     999

!
Tranche "BIGSUB" JUN_WAC
   Block  20084678.97 FLOAT _
           DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
           Delay 24 Dated 20040101 Next 20040225
     ( #COUPON_BIGSUB )
    0    999
!
Tranche "2IO" SEN_IO
   Block 581882888.89 at 0.439715 GROUP 2 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 59 THEN BBAL("2A1#1","2A2#1","2A3#1","2A4#1","2B#1") ELSE 0 ); _
                                                              END   (
IF CURMONTH LT 59 THEN BBAL("2A1#1","2A2#1","2A3#1","2A4#1","2B#1")
ELSE 0 ); _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
!
Tranche "3IO" SEN_IO
   Block 41496792.09 at 1.015 GROUP 3 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 83 THEN BBAL("3A1#1","3B#1") ELSE 0 ); _
                                                              END   (
IF CURMONTH LT 83 THEN BBAL("3A1#1","3B#1") ELSE 0 ); _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24  Dated 20040101  Next 20040225
!
Tranche "1AR" SEN_FLT
   Block  100.00 GROUP 1 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE
          _Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.775 ELSE
COLL_NETRATE(1))
     0     999
!
Tranche "1A1" SEN_FLT
   Block  67155000.00 GROUP 1 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.775 ELSE
COLL_NETRATE(1))
     0     999
!
Tranche "2A1" SEN_FLT
   Block  136000000.00 GROUP 2 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.838 ELSE
COLL_NETRATE(2))
     0     999
!
Tranche "2A2" SEN_FLT
   Block  408410000.00 GROUP 2 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.287 ELSE
COLL_NETRATE(2))
     0     999

!
Tranche "2A3" SEN_FLT
   Block  20000000.00 GROUP 2 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.838 ELSE
COLL_NETRATE(2))
     0     999
!
Tranche "2A4" SEN_FLT
   Block  598000.00 GROUP 2 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.838 ELSE
COLL_NETRATE(2))
     0     999
!
Tranche "3A1" SEN_FLT
   Block  40293000.00 GROUP 3 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 1.015 ELSE
COLL_NETRATE(3))
     0     999
!
Tranche "1IO" SEN_IO
   Block 69161097.99 at 0.775 GROUP 1  FREQ M FLOAT NOTIONAL WITH
FORMULA BEGIN ( IF CURMONTH LE 35 THEN BBAL("1AR#1","1A1#1","1B#1")
ELSE 0 ); _
                                                              END   (
IF CURMONTH LT 35 THEN
BBAL("1AR#1","1A1#1","1B#1") ELSE 0 ); _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
    ( 0.775 )
    0    999
!
!
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20040101 Next 20040225 Settle 20040129
DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20040101 Next 20040225 Settle 20040129
DEFINE PSEUDO_TRANCHE COLLAT GROUP 3 _
   Delay 24 Dated 20040101 Next 20040225 Settle 20040129
!
  CLASS "X1"        NO_BUILD_TRANCHE _
                    = "1IO"
  CLASS "1AR"       NO_BUILD_TRANCHE _
                    = "1AR"
  CLASS "1A1"       NO_BUILD_TRANCHE _
                    = "1A1"
  CLASS "X2"        NO_BUILD_TRANCHE _
                    = "2IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _
                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _
                    = "2A2"
  CLASS "2A3"       NO_BUILD_TRANCHE _

                    = "2A3"
  CLASS "2A4"       NO_BUILD_TRANCHE _
                    = "2A4"
  CLASS "X3"        NO_BUILD_TRANCHE _
                    = "3IO"
  CLASS "SNR_3"     NO_BUILD_TRANCHE _
                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal3); _
                    = "3A1"
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _
                    = "1B"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "2B"
  CLASS "SUBORD_3"  DISTRIB_CLASS RULES _
                    = "3B"
  CLASS "SNR_1" WRITEDOWN_LIMIT BALANCE (#OrigCollBal1); ALLOCATION _
                    = "1AR" "1A1"
  CLASS "2A34" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "2A3" "2A4"
  CLASS "SNR_2" WRITEDOWN_LIMIT BALANCE (#OrigCollBal2); ALLOCATION _
                    = "2A1" "2A2" "2A34"
  CLASS "BIGSUB"    NO_BUILD_TRANCHE _
                    = "BIGSUB", _
    COMBINE_CLASSES = "SUBORD_1" "SUBORD_2" "SUBORD_3"
!
!
  CLASS "GRP1" _
                 DISTRIB_CLASS RULES _
                   = "X1" "SNR_1" "SUBORD_1"
  CLASS "GRP2" _
                 DISTRIB_CLASS RULES _
                   = "X2" "SNR_2" "SUBORD_2"
  CLASS "GRP3" _
                 DISTRIB_CLASS RULES _
                   = "X3" "SNR_3" "SUBORD_3"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3"
!
  GROUP 0       ROOT      = 1 2 3
!
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"        Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1"     Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"        Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2"     Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3"     Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!

  DEFINE PSEUDO_TRANCHE CLASS "2A34"         Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
  DEFINE DYNAMIC #COUPON_BIGSUB = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") * 36000 / NDAYS_ACCRUE_INT("BIGSUB#1")
!
  OPTIONAL REDEMPTION:    "Cleanup" _
                          DEAL_FRAC 10% _
                          PRICE_P ( COLL_BAL ); _
                          DISTR_P RULES "OPTR_DEAL"
!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
!
 CMO Block Payment Rules
------------------------------------
!
   calculate :  #OrigSenPct1  = 100 * ORIG_BBAL("SNR_1") /
#OrigCollBal1
!
   calculate :  #SenPct1 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 100
!
   calculate :  #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1")
   calculate :  #SubBal1     = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1"))
!
   calculate :  #OrigSenPct2  = 100 * ORIG_BBAL("SNR_2") /
#OrigCollBal2
!
   calculate :  #SenPct2 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 100
!
   calculate :  #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2")
   calculate :  #SubBal2     = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2"))
!
   calculate :  #OrigSenPct3  = 100 * ORIG_BBAL("SNR_3") /
#OrigCollBal3
!

   calculate :  #SenPct3 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_3") / COLL_PREV_BAL(3)) _
               ELSE 100
!
   calculate :  #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("SNR_3")
   calculate :  #SubBal3     = MAX(0, COLL_PREV_BAL(3) - BBAL("SNR_3"))
!
   calculate : #ReduceTestA1 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA1", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso11 = IF COLL_PREV_BAL(1) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(1) *
#OrigSubBal1 * #ReduceTestA1 )) _
                                 ELSE 1
!
   calculate : #ReduceTestA2 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA2", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso12 = IF COLL_PREV_BAL(2) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(2) *
#OrigSubBal2 * #ReduceTestA2 )) _
                                 ELSE 1
!
   calculate : #ReduceTestA3 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA3", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso13 = IF COLL_PREV_BAL(3) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(3) *
#OrigSubBal3 * #ReduceTestA3 )) _
                                 ELSE 1
!
   calculate : #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3",
"SUBORD_3") _
                               GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2",
"SUBORD_3")/ORIG_BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2",
"SNR_3", "SUBORD_3")
!
   calculate :  #SenPrep1 = _
              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2) OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct1 + SHIFT%(1) * (100-#SenPct1), _ Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _
(#StepProviso11 AND #StepProviso12 AND
   #StepProviso13)
!
   calculate :  #SenPrep2 = _
              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2) OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct2 + SHIFT%(2) * (100-#SenPct2), _ Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
   calculate :  #SenPrep3 = _

              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2) OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct3 + SHIFT%(3) * (100-#SenPct3), _ Reduce_SHIFT%_when GROUP 3 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
!
   calculate :  #SenPrep1 = _
              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2) OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso11 )  _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct1 + (50% * (100-#SenPct1)) _
                        ELSE #SenPct1 _
                   ELSE #SenPrep1
!
   calculate :  #SenPrep2 = _
              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2) OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso12 )  _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct2 + (50% * (100-#SenPct2)) _
                        ELSE #SenPct2 _
                   ELSE #SenPrep2
!
   calculate :  #SenPrep3 = _
              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2) OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso13 )  _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct3 + (50% * (100-#SenPct3)) _
                        ELSE #SenPct3 _
                   ELSE #SenPrep3
!
   calculate : #SENRECOV1 = #SenPrep1 / 100 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 / 100 * DELINQ_RECOVER(2)
!
   calculate : #SENRECOV3 = #SenPrep3 / 100 * DELINQ_RECOVER(3)
!
 calculate:  "SNR_1" _

  NO_CHECK SCHEDULED     GROUP 1   PERCENT LIMIT V0  = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1   PERCENT LIMIT V1  = #SenPrep1 , _
  NO_CHECK RECOVER        GROUP 1  AMOUNT  LIMIT V3  = #SENRECOV1
!
  calculate : #SenSchedAlloc1 = V0 / 100 * COLL_P_SCHED(1)
  calculate : #SenPrepayAlloc1 = V1 / 100 * COLL_P_PREPAY(1) calculate : #SenRecoverAlloc1 = V3
!
 calculate:  "SNR_2" _
  NO_CHECK SCHEDULED     GROUP 2   PERCENT LIMIT V0  = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2   PERCENT LIMIT V1  = #SenPrep2 , _
  NO_CHECK RECOVER        GROUP 2  AMOUNT  LIMIT V3  = #SENRECOV2

!
  calculate : #SenSchedAlloc2 = V0 / 100 * COLL_P_SCHED(2)
  calculate : #SenPrepayAlloc2 = V1 / 100 * COLL_P_PREPAY(2)
  calculate : #SenRecoverAlloc2 = V3
!
 calculate:  "SNR_3" _

  NO_CHECK SCHEDULED     GROUP 3   PERCENT LIMIT V0  = #SenPct3 , _
  NO_CHECK PREPAY        GROUP 3   PERCENT LIMIT V1  = #SenPrep3 , _
  NO_CHECK RECOVER        GROUP 3  AMOUNT  LIMIT V3  = #SENRECOV3
!
  calculate : #SenSchedAlloc3 = V0 / 100 * COLL_P_SCHED(3)
  calculate : #SenPrepayAlloc3 = V1 / 100 * COLL_P_PREPAY(3)
  calculate : #SenRecoverAlloc3 = V3
!
   calculate : #SubSched1 = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 ) calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 ) calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )
!
 calculate:  "SUBORD_1" _
  NO_CHECK SCHEDULED     GROUP 1  AMOUNT = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT = #SubRecov1
!
   calculate : #SubSched2 = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 ) calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 ) calculate : #SubRecov2 = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )
!
 calculate:  "SUBORD_2" _
  NO_CHECK SCHEDULED     GROUP 2  AMOUNT = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT = #SubRecov2
!
   calculate : #SubSched3 = MAX( 0, COLL_P_SCHED(3) - #SenSchedAlloc3 ) calculate : #SubPrepay3 = MAX( 0, COLL_P_PREPAY(3) - #SenPrepayAlloc3 ) calculate : #SubRecov3 = MAX( 0, DELINQ_RECOVER(3) - #SenRecoverAlloc3 )
!
 calculate:  "SUBORD_3" _
  NO_CHECK SCHEDULED     GROUP 3  AMOUNT = #SubSched3 , _
  NO_CHECK PREPAY        GROUP 3  AMOUNT = #SubPrepay3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT = #SubRecov3
!
   calculate : #SubSched = #SubSched1 + #SubSched2 + #SubSched3 calculate : #SubRecov = #SubRecov1 + #SubRecov2 + #SubRecov3 calculate : #SubPrepay = #SubPrepay1 + #SubPrepay2 + #SubPrepay3
!
 calculate:  "BIGSUB" _
  NO_CHECK SCHEDULED      AMOUNT = #SubSched , _
  NO_CHECK PREPAY         AMOUNT = #SubPrepay , _

  NO_CHECK RECOVER        AMOUNT = #SubRecov
!
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X1")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X2")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X3")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_3" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_3" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_3" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "1AR"; "1A1" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1AR"; "1A1" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1AR", "1A1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "1AR" )
         pay :  SEQUENTIAL ( "1AR#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )

------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1")
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2"; "2A34" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2"; "2A34" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" ; "2A34" )
------------------------------------
!
        from :  CLASS ( "2A34" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A3"; "2A4" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A3"; "2A4" )
------------------------------------
        from :  CLASS ( "2A34" )
         pay :  CLASS BALANCE PRO_RATA ( "2A3" ; "2A4" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
        from :  CLASS ( "2A3" )
         pay :  SEQUENTIAL ( "2A3#1" )
------------------------------------
        from :  CLASS ( "2A4" )
         pay :  SEQUENTIAL ( "2A4#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "SNR_3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "3B#1")
------------------------------------
------------------------------------
   calculate :  #P_BIGSUB = PRINCPMT("1B#1","2B#1","3B#1")
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS INTEREST PRO_RATA  ( "BIGSUB" )
         pay :  CLASS INTSHORT PRO_RATA  ( "BIGSUB" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
  subject to :  CEILING ( #P_BIGSUB )
         pay :  CLASS BALANCE  SEQUENTIAL ( "BIGSUB" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "BIGSUB" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "BIGSUB" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
!
------------------------------------ PAYDOWN SUBORD TRANCHES
   calculate : #PrincReduce = BBAL("BIGSUB#1") - BBAL("BIGSUB")
   calculate : #SubPrinc1   = BBAL("1B#1") - BBAL("SUBORD_1")
   calculate : #SubPrinc2   = BBAL("2B#1") -  BBAL("SUBORD_2")
   calculate : #SubPrinc3   = BBAL("3B#1") - BBAL("SUBORD_3")
   calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / (
#SubPrinc1 + #SubPrinc2 + #SubPrinc3 )
   calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / (
#SubPrinc1 + #SubPrinc2 + #SubPrinc3 )
   calculate : #PrincReduce3 = #PrincReduce * #SubPrinc3 / (
#SubPrinc1 + #SubPrinc2 + #SubPrinc3 )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc3 - #PrincReduce3 ) )
         pay :  SEQUENTIAL ( "3B#1" )
------------------------------------
!
------------------------------------ MANUAL WRITEDOWNS
   calculate :  #ReduceSubord1 = MIN( BBAL("1B#1"), BBAL( "1AR#1",
"1A1#1", "1B#1" ) - COLL_BAL(1))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "1B#1", BY #ReduceSubord1 )
------------------------------------
   calculate :  #ReduceSubord2 = MIN( BBAL("2B#1"), BBAL( "2A1#1",
"2A2#1", "2A3#1", "2A4#1", "2B#1" ) - COLL_BAL(2))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "2B#1", BY #ReduceSubord2 )
------------------------------------
   calculate :  #ReduceSubord3 = MIN( BBAL("3B#1"), BBAL( "3A1#1",
"3B#1" ) - COLL_BAL(3))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "3B#1", BY #ReduceSubord3 )
------------------------------------
   calculate : #MoreReduceSubord1 = MIN( BBAL("1B#1"), BBAL("1B#1")/BBAL("1B#1", "2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1", "1B#1", "2A1#1", "2A2#1", "2A3#1",
"2A4#1", "2B#1", "3A1#1", "3B#1") - COLL_BAL(1,2,3)))
   calculate : #MoreReduceSubord2 = MIN( BBAL("2B#1"), BBAL("2B#1")/BBAL("1B#1", "2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1", "1B#1", "2A1#1", "2A2#1", "2A3#1",
"2A4#1", "2B#1", "3A1#1", "3B#1") - COLL_BAL(1,2,3)))
   calculate : #MoreReduceSubord3 = MIN( BBAL("3B#1"), BBAL("3B#1")/BBAL("1B#1", "2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1", "1B#1", "2A1#1", "2A2#1", "2A3#1",
"2A4#1", "2B#1", "3A1#1", "3B#1") - COLL_BAL(1,2,3)))
------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND ((
BBAL("2B#1") LT 0.01 ) OR ( BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "1B#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND ((
BBAL("1B#1") LT 0.01 ) OR ( BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "2B#1", BY #MoreReduceSubord2 )
------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND ((
BBAL("1B#1") LT 0.01 ) OR ( BBAL("2B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "3B#1", BY #MoreReduceSubord3 )
------------------------------------
   calculate : #WriteDown = BBAL( "1AR#1", "1A1#1", "BIGSUB#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "3A1#1" ) - COLL_BAL(1,2,3)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "BIGSUB#1" )
------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "1AR#1", "1A1#1" ) / BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "3A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1", "2A3#1", "2A4#1"
) / BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "3A1#1" ) *
#WriteDown)
------------------------------------
   calculate : #SenWriteDown3 = MAX(0, BBAL( "3A1#1" ) / BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "3A1#1" ) * #WriteDown)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "1AR#1"; "1A1#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1"; "2A3#1"; "2A4#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
!
   calculate : #BondBal1    = BBAL("1AR#1","1A1#1","1B#1")
------------------------------------
   calculate : #BondBal2    = BBAL("2A1#1","2A2#1","2A3#1","2A4#1","2B#1")
------------------------------------
   calculate : #BondBal3    = BBAL("3A1#1","3B#1")
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
 calculate: #CallBalGrp3 = COLL_BAL(3)

------------------------------------
---------------------- SECTION: "OPTR_DEAL"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "1AR#1", "1A1#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_1" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  SEQUENTIAL ( "2A1#1", "2A2#1", "2A3#1", "2A4#1" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_2" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_2" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp3)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP3" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_3" )
------------------------------------
  subject to :  CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "3B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_3" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
!

Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT3%"
Declare
SHIFTINT GROUP 3
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20040101    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity
Orig  ARM            Gross  #mos  #mos P#mos  P#mos  Life   Reset
Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV
Term  Index          Margin ToRst RstPer  ToRst  RstPer Cap    Cap
Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "3/1"     WL    00    WAC       4.8750000000 (
415425.65 /       415425.65 );       415425.65
0.3785       0.3785           357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    23   12 SYNC_INT
10.8750000000    2.0000000000               0         0      0
GROUP 1       TEASER
M        2     "3/1"     WL    00    WAC       4.6250000000 (
535077.60 /       535077.60 );       535077.60
0.3785       0.3785           353:7     353:7       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    30   12 SYNC_INT

10.6250000000    2.0000000000               0         0      0
GROUP 1       TEASER
M        3     "3/1"     WL    00    WAC       4.5633598294 (
944529.61 /       944529.61 );       944529.61
0.3785       0.3785           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    35   12 SYNC_INT
10.5633598294    2.0000000000               0         0      0
GROUP 1       TEASER
M        4     "3/1"     WL    00    WAC       4.6627417971 (
44740470.61 /     44740470.61 );     44740470.61
0.3785       0.3785           359:1     359:1       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    36   12 SYNC_INT
10.6627417971    2.0000000000               0         0      0
GROUP 1       TEASER
M        5     "3/1"     WL    00    WAC       4.5980018251 (
22525594.52 /     22525594.52 );     22525594.52
0.3785       0.3785           356:0     356:0       356 NO_CHECK ARM
LIBOR_1YR             2.2500000000    37   12 SYNC_INT
10.5980018251    2.0000000000               0         0      0
GROUP 1       TEASER
M        7     "5/1"     WL    00    WAC       4.1241780717 (
1158721.78 /      1158721.78 );      1158721.78
0.2535       0.2535           357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    58   12 SYNC_INT
9.1241780717    2.0000000000               0          0      0
INIT_PERCAP 5.0000000000                            GROUP 2
TEASER
M        8     "5/1"     WL    00    WAC       4.7470240030 (
16363270.89 /     16363270.89 );     16363270.89
0.2535       0.2535           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    59   12 SYNC_INT
9.7470240030    2.0000000000               0          0      0
INIT_PERCAP 5.0000000000                            GROUP 2
TEASER
M        9     "5/1"     WL    00    WAC       4.8255369992 (
154592057.03 /    154592057.03 );    154592057.03
0.2535       0.2535           355:1     355:1       356 NO_CHECK ARM
LIBOR_1YR             2.2500000000    60   12 SYNC_INT
9.8255369992    2.0000000000               0          0      0
INIT_PERCAP 5.0000000000                            GROUP 2
TEASER
M        10    "5/1"     WL    00    WAC       4.7994856077 (
86054256.73 /     86054256.73 );     86054256.73
0.2535       0.2535           357:0     357:0       357 NO_CHECK ARM
LIBOR_1YR             2.2500000000    61   12 SYNC_INT
9.7994856077    2.0000000000               0          0      0
INIT_PERCAP 5.0000000000                            GROUP 2
TEASER
M        12    "5/1 IO"  WL    00    WAC       5.3750000000 (
720929.16 /       720929.16 );       720929.16
0.2535       0.2535           353:7     353:7       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    54   12 SYNC_INT
10.3750000000    2.0000000000               0         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2
TEASER
M        13    "5/1 IO"  WL    00    WAC       4.6316453678 (
3338378.62 /      3338378.62 );      3338378.62

0.2535       0.2535           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    59   12 SYNC_INT
9.6316453678    2.0000000000               0          0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2
TEASER
M        14    "5/1 IO"  WL    00    WAC       4.6911738714 (
147088511.39 /    147088511.39 );    147088511.39
0.2535       0.2535           359:1     359:1       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    60   12 SYNC_INT
9.6911738714    2.0000000000               0          0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2
TEASER
M        15    "5/1 IO"  WL    00    WAC       4.6259048764 (
172566763.29 /    172566763.29 );    172566763.29
0.2535       0.2535           360:0     360:0       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    61   12 SYNC_INT
9.6259048764    2.0000000000               0          0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2
TEASER
M        17    "7/1"     WL    00    WAC       4.4322719880 (
678186.80 /       678186.80 );       678186.80
0.2535       0.2535           357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    82   12 SYNC_INT
9.4322719880    2.0000000000               0          0      0
INIT_PERCAP 5.0000000000                            GROUP 3
TEASER
M        18    "7/1"     WL    00    WAC       4.9311100010 (
3435642.36 /      3435642.36 );      3435642.36
0.2535       0.2535           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    83   12 SYNC_INT
9.9311100010    2.0000000000               0          0      0
INIT_PERCAP 5.0000000000                            GROUP 3
TEASER
M        19    "7/1"     WL    00    WAC       5.2643424836 (
25965311.93 /     25965311.93 );     25965311.93
0.2535       0.2535           354:1     354:1       355 NO_CHECK ARM
LIBOR_1YR             2.2500000000    84   12 SYNC_INT
10.2643424836    2.0000000000               0         0      0
INIT_PERCAP 5.0000000000                            GROUP 3
TEASER
M        20    "7/1"     WL    00    WAC       5.3925339809 (
11417651.00 /     11417651.00 );     11417651.00
0.2535       0.2535           360:0     360:0       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    85   12 SYNC_INT
10.3925339809    2.0000000000               0         0      0
INIT_PERCAP 5.0000000000                            GROUP 3
TEASER

!  B04A_CPB1.CDI #CMOVER_3.0D WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!
!! Created by Intex Deal Maker v3.6.032 , subroutines 3.0f_p1
!!    01/12/2004 2:18 PM
!
!  Modeled in the Intex CMO Modeling Language, (B000874397118)
!  which is copyright (c) 2003 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!

!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific

!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical
!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America
!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final
!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

   COLLAT_GROUPS 1 2 3
!
!
   DEFINE CONSTANT #OrigCollBal = 692540778.97
   DEFINE CONSTANT #OrigCollBal1 = 69161097.99
   DEFINE CONSTANT #OrigCollBal2 = 581882888.89
   DEFINE CONSTANT #OrigCollBal3 = 41496792.09

!
   DEFINE CONSTANT #OrigBondBal = 692540778.97
   DEFINE CONSTANT #OrigBondBal1 = 69161097.99
   DEFINE CONSTANT #OrigBondBal2 = 581882888.89
   DEFINE CONSTANT #OrigBondBal3 = 41496792.09

!
  DEFINE #BondBal1               = 87239778.97
  DEFINE #BondBal2               = 585092678.97
  DEFINE #BondBal3               = 60377678.97
!
       FULL_DEALNAME:    B04A_CPB1
!
       DEAL SIZE:        $ 692540778.97
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20040101
       SETTLEMENT DATE:  20040129
!
  Record date delay: 0
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%","SHIFT3%"
!
      DEAL_CLOCK_INFO _

       ISSUE_CDU_DATE             20040101 _
       DEAL_FIRSTPAY_DATE         20040225

!
!
   CREDIT_SUPPORT_BASIS GROUP_DEAL
   DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
   DEFINE DYNAMIC STICKY #NetRate1 = ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL(1) * 1200
   DEFINE DYNAMIC STICKY #NetRate2 = ( COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL(2) * 1200
   DEFINE DYNAMIC STICKY #NetRate3 = ( COLL_I_MISC("COUPON",3) ) / COLL_PREV_BAL(3) * 1200
!
!
  DEFINE TABLE "SI_LOSSA1" (6, 2) = "MONTH" "SHIFTR"
       96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%

      360.1   50%
!
   DEFINE TABLE "SI_LOSSA2" (6, 2) = "MONTH" "SHIFTR"
       96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
   DEFINE TABLE "SI_LOSSA3" (6, 2) = "MONTH" "SHIFTR"
       96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
   DEFINE #COUPON_BIGSUB = 0
!
TOLERANCE CLEANUP 0.00
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
   INITIAL INDEX    LIBOR_1YR          1.47
!
DEFINE TRANCHE "1B", "2B", "3B", "BIGSUB", "2IO", "3IO", "1AR", "1A1", "2A1",
"2A2", "3A1", "1IO"
!
!
Tranche "1B" MODELING EXCHANGE
   Block  2005997.99 GROUP 1 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.60 ELSE
COLL_NETRATE(1))
     0     999
!
Tranche "2B" MODELING EXCHANGE

   Block  16874888.89 GROUP 2 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.477968 ELSE
COLL_NETRATE(2))
     0     999
!
Tranche "3B" MODELING EXCHANGE
   Block  1203792.09 GROUP 3 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 1.07 ELSE
COLL_NETRATE(3))
     0     999
!
Tranche "BIGSUB" JUN_WAC
   Block 20084678.97 FLOAT _
           DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _

           Delay 24 Dated 20040101 Next 20040225
     ( #COUPON_BIGSUB )
        0    999

!
Tranche "2IO" SEN_IO
   Block 581882888.89 at 0.477968 GROUP 2 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 59 THEN BBAL("2A1#1","2A2#1","2B#1") ELSE 0 ); _
                                                                END   (
IF CURMONTH LT 59 THEN BBAL("2A1#1","2A2#1","2B#1") ELSE 0 ); _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
!
Tranche "3IO" SEN_IO
   Block 41496792.09 at 1.07 GROUP 3 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 83 THEN BBAL("3A1#1","3B#1") ELSE 0 ); _
                                                         END   (

IF CURMONTH LT 83 THEN BBAL("3A1#1","3B#1") ELSE 0 ); _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24  Dated 20040101  Next 20040225
!
Tranche "1AR" SEN_FLT
   Block  100.00 GROUP 1 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.60 ELSE
COLL_NETRATE(1))
     0     999
!
Tranche "1A1" SEN_FLT
   Block  67155000.00 GROUP 1 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.60 ELSE
COLL_NETRATE(1))
     0     999
!
Tranche "2A1" SEN_FLT
   Block  265008000.00 GROUP 2 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.77 ELSE
COLL_NETRATE(2))
     0     999
!
Tranche "2A2" SEN_FLT
   Block  300000000.00 GROUP 2 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.22 ELSE
COLL_NETRATE(2))
     0     999
!
Tranche "3A1" SEN_FLT
   Block  40293000.00 GROUP 3 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040101 Next 20040225

     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 1.07 ELSE
COLL_NETRATE(3))
     0     999
!
Tranche "1IO" SEN_IO

   Block 69161097.99 at 0.6 GROUP 1 FREQ M FLOAT NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 35 THEN BBAL("1AR#1","1A1#1","1B#1") ELSE 0 ); _
                                                              END   (

IF CURMONTH LT 35 THEN BBAL("1AR#1","1A1#1","1B#1") ELSE 0 ); _
        DAYCOUNT 30360 BUSINESS_DAY NONE _
        Delay 24 Dated 20040101 Next 20040225
     ( 0.6 )
     0    999
!
!
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
     Delay 24 Dated 20040101 Next 20040225 Settle 20040129
DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
     Delay 24 Dated 20040101 Next 20040225 Settle 20040129
DEFINE PSEUDO_TRANCHE COLLAT GROUP 3 _
     Delay 24 Dated 20040101 Next 20040225 Settle 20040129
!
  CLASS "X1"        NO_BUILD_TRANCHE _
                    = "1IO"
  CLASS "1AR"       NO_BUILD_TRANCHE _
                    = "1AR"
  CLASS "1A1"       NO_BUILD_TRANCHE _
                    = "1A1"
  CLASS "X2"        NO_BUILD_TRANCHE _
                    = "2IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _
                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _
                    = "2A2"
  CLASS "X3"        NO_BUILD_TRANCHE _
                    = "3IO"
  CLASS "SNR_3"     NO_BUILD_TRANCHE _
                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal3); _
                    = "3A1"
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _
                    = "1B"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "2B"
  CLASS "SUBORD_3"  DISTRIB_CLASS RULES _
                    = "3B"
  CLASS "SNR_1" WRITEDOWN_LIMIT BALANCE (#OrigCollBal1); ALLOCATION _
                    = "1AR" "1A1"
  CLASS "SNR_2" WRITEDOWN_LIMIT BALANCE (#OrigCollBal2); ALLOCATION _
                    = "2A1" "2A2"
  CLASS "BIGSUB"    NO_BUILD_TRANCHE _
                    = "BIGSUB", _
    COMBINE_CLASSES = "SUBORD_1" "SUBORD_2" "SUBORD_3"

!
!
  CLASS "GRP1" _

                 DISTRIB_CLASS RULES _

                    = "X1" "SNR_1" "SUBORD_1"
  CLASS "GRP2" _
                 DISTRIB_CLASS RULES _
                    = "X2" "SNR_2" "SUBORD_2"
  CLASS "GRP3" _
                 DISTRIB_CLASS RULES _
                    = "X3" "SNR_3" "SUBORD_3"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3"
!
  GROUP 0       ROOT      = 1 2 3
!

!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"        Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1"     Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"        Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2"     Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3"     Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
  DEFINE DYNAMIC #COUPON_BIGSUB = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") * 36000 / NDAYS_ACCRUE_INT("BIGSUB#1")
!
  OPTIONAL REDEMPTION:    "Cleanup" _
                          DATE 20061201 _
                          TARGET GROUP 1 _
                          PRICE_P ( COLL_BAL(1) ); _
                          DISTR_P RULES "OPTR_GROUP_1"
!
  OPTIONAL REDEMPTION:    "Call_2" _
                          DATE 20081201 _
                          TARGET GROUP 2 _
                          PRICE_P ( COLL_BAL(2) ); _
                          DISTR_P RULES "OPTR_GROUP_2"
!
  OPTIONAL REDEMPTION:    "Call_3" _
                          DATE 20101201 _
                          TARGET GROUP 3 _
                          PRICE_P ( COLL_BAL(3) ); _
                          DISTR_P RULES "OPTR_GROUP_3"
!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _

                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
!
 CMO Block Payment Rules

------------------------------------
!
   calculate :  #OrigSenPct1  = 100 * ORIG_BBAL("SNR_1") / #OrigCollBal1
!
   calculate :  #SenPct1 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 100
!
   calculate :  #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1")
   calculate :  #SubBal1     = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1"))
!
   calculate :  #OrigSenPct2  = 100 * ORIG_BBAL("SNR_2") / #OrigCollBal2
!
   calculate :  #SenPct2 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 100
!
   calculate :  #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2")
   calculate :  #SubBal2     = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2"))
!
   calculate :  #OrigSenPct3  = 100 * ORIG_BBAL("SNR_3") / #OrigCollBal3
!
   calculate :  #SenPct3 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_3") / COLL_PREV_BAL(3)) _
               ELSE 100
!
   calculate :  #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("SNR_3")
   calculate :  #SubBal3     = MAX(0, COLL_PREV_BAL(3) - BBAL("SNR_3"))
!
   calculate : #ReduceTestA1 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA1", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso11 = IF COLL_PREV_BAL(1) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(1) *
#OrigSubBal1 * #ReduceTestA1 )) _
                                 ELSE 1
!
   calculate : #ReduceTestA2 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA2", "MONTH", "SHIFTR" )

!
   calculate :  #StepProviso12 = IF COLL_PREV_BAL(2) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(2) *
#OrigSubBal2 * #ReduceTestA2 )) _
                                 ELSE 1
!
   calculate : #ReduceTestA3 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA3", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso13 = IF COLL_PREV_BAL(3) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(3) *
#OrigSubBal3 * #ReduceTestA3 )) _
                                 ELSE 1
!
   calculate : #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3",
"SUBORD_3") _
                               GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2",
"SUBORD_3")/ORIG_BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2",
"SNR_3", "SUBORD_3")
!
   calculate :  #SenPrep1 = _
              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2) OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct1 + SHIFT%(1) * (100-#SenPct1), _ Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
   calculate :  #SenPrep2 = _
              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2) OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct2 + SHIFT%(2) * (100-#SenPct2), _ Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
   calculate :  #SenPrep3 = _
              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2) OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct3 + SHIFT%(3) * (100-#SenPct3), _ Reduce_SHIFT%_when GROUP 3 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
!
   calculate :  #SenPrep1 = _
              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2) OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso11 )  _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct1 + (50% * (100-#SenPct1)) _
                        ELSE #SenPct1 _
                   ELSE #SenPrep1
!
   calculate :  #SenPrep2 = _

              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2) OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso12 )  _
                    THEN IF CURMONTH LE 36 _
                         THEN #SenPct2 + (50% * (100-#SenPct2)) _
                         ELSE #SenPct2 _
                    ELSE #SenPrep2
!
   calculate :  #SenPrep3 = _

              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2)
OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso13 )  _
                    THEN IF CURMONTH LE 36 _
                        THEN #SenPct3 + (50% * (100-#SenPct3)) _
                        ELSE #SenPct3 _
                    ELSE #SenPrep3
!
   calculate : #SENRECOV1 = #SenPrep1 / 100 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 / 100 * DELINQ_RECOVER(2)
!
   calculate : #SENRECOV3 = #SenPrep3 / 100 * DELINQ_RECOVER(3)
!
 calculate:  "SNR_1" _
   NO_CHECK SCHEDULED     GROUP 1   PERCENT LIMIT V0  = #SenPct1 , _
   NO_CHECK PREPAY        GROUP 1   PERCENT LIMIT V1  = #SenPrep1 , _
   NO_CHECK RECOVER        GROUP 1  AMOUNT  LIMIT V3  = #SENRECOV1
!
   calculate : #SenSchedAlloc1   = V0 / 100 * COLL_P_SCHED(1)
   calculate : #SenPrepayAlloc1  = V1 / 100 * COLL_P_PREPAY(1)
   calculate : #SenRecoverAlloc1 = V3
!
 calculate:  "SNR_2" _
   NO_CHECK SCHEDULED     GROUP 2   PERCENT LIMIT V0  = #SenPct2 , _
   NO_CHECK PREPAY        GROUP 2   PERCENT LIMIT V1  = #SenPrep2 , _
   NO_CHECK RECOVER        GROUP 2  AMOUNT  LIMIT V3  = #SENRECOV2
!
   calculate : #SenSchedAlloc2   = V0 / 100 * COLL_P_SCHED(2)
   calculate : #SenPrepayAlloc2  = V1 / 100 * COLL_P_PREPAY(2)
   calculate : #SenRecoverAlloc2 = V3
!
 calculate:  "SNR_3" _
   NO_CHECK SCHEDULED     GROUP 3   PERCENT LIMIT V0  = #SenPct3 , _
   NO_CHECK PREPAY        GROUP 3   PERCENT LIMIT V1  = #SenPrep3 , _
   NO_CHECK RECOVER        GROUP 3  AMOUNT  LIMIT V3  = #SENRECOV3
!
   calculate : #SenSchedAlloc3   = V0 / 100 * COLL_P_SCHED(3)
   calculate : #SenPrepayAlloc3  = V1 / 100 * COLL_P_PREPAY(3)
   calculate : #SenRecoverAlloc3 = V3
!
   calculate : #SubSched1 = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 ) calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 ) calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )
!
 calculate:  "SUBORD_1" _
   NO_CHECK SCHEDULED     GROUP 1  AMOUNT = #SubSched1 , _
   NO_CHECK PREPAY        GROUP 1  AMOUNT = #SubPrepay1 , _
   NO_CHECK RECOVER       GROUP 1  AMOUNT = #SubRecov1
!
   calculate : #SubSched2 = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 ) calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 ) calculate : #SubRecov2 = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )
!
 calculate:  "SUBORD_2" _
   NO_CHECK SCHEDULED     GROUP 2  AMOUNT = #SubSched2 , _
   NO_CHECK PREPAY        GROUP 2  AMOUNT = #SubPrepay2 , _
   NO_CHECK RECOVER       GROUP 2  AMOUNT = #SubRecov2
!
   calculate : #SubSched3 = MAX( 0, COLL_P_SCHED(3) - #SenSchedAlloc3 ) calculate : #SubPrepay3 = MAX( 0, COLL_P_PREPAY(3) - #SenPrepayAlloc3 ) calculate : #SubRecov3 = MAX( 0, DELINQ_RECOVER(3) - #SenRecoverAlloc3 )
!
 calculate:  "SUBORD_3" _
   NO_CHECK SCHEDULED     GROUP 3  AMOUNT = #SubSched3 , _
   NO_CHECK PREPAY        GROUP 3  AMOUNT = #SubPrepay3 , _
   NO_CHECK RECOVER       GROUP 3  AMOUNT = #SubRecov3
!
   calculate : #SubSched = #SubSched1 + #SubSched2 + #SubSched3 calculate :
   #SubRecov = #SubRecov1 + #SubRecov2 + #SubRecov3 calculate : #SubPrepay = #SubPrepay1 + #SubPrepay2 + #SubPrepay3
!
 calculate:  "BIGSUB" _
   NO_CHECK SCHEDULED      AMOUNT = #SubSched , _
   NO_CHECK PREPAY         AMOUNT = #SubPrepay , _
   NO_CHECK RECOVER        AMOUNT = #SubRecov
!
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X1")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X2")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X3")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_3" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_3" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_3" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "1AR"; "1A1" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1AR"; "1A1" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1AR", "1A1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "1AR" )
         pay :  SEQUENTIAL ( "1AR#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1")
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "SNR_3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "3B#1")
------------------------------------
------------------------------------
   calculate :  #P_BIGSUB = PRINCPMT("1B#1","2B#1","3B#1")
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS INTEREST PRO_RATA  ( "BIGSUB" )
         pay :  CLASS INTSHORT PRO_RATA  ( "BIGSUB" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
  subject to :  CEILING ( #P_BIGSUB )
         pay :  CLASS BALANCE  SEQUENTIAL ( "BIGSUB" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "BIGSUB" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "BIGSUB" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
!
------------------------------------ PAYDOWN SUBORD TRANCHES calculate :
   #PrincReduce = BBAL("BIGSUB#1") - BBAL("BIGSUB") calculate : #SubPrinc1 = BBAL("1B#1") - BBAL("SUBORD_1") calculate : #SubPrinc2 = BBAL("2B#1") - BBAL("SUBORD_2") calculate : #SubPrinc3 = BBAL("3B#1") - BBAL("SUBORD_3")

   calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / ( #SubPrinc1 + #SubPrinc2 + #SubPrinc3 ) calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / ( #SubPrinc1 + #SubPrinc2 + #SubPrinc3 ) calculate :
   #PrincReduce3 = #PrincReduce * #SubPrinc3 / ( #SubPrinc1 + #SubPrinc2 + #SubPrinc3 )

------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc3 - #PrincReduce3 ) )
         pay :  SEQUENTIAL ( "3B#1" )
------------------------------------
!
------------------------------------ MANUAL WRITEDOWNS
   calculate :  #ReduceSubord1 = MIN( BBAL("1B#1"), BBAL( "1AR#1",
"1A1#1", "1B#1" ) - COLL_BAL(1))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "1B#1", BY #ReduceSubord1 )
------------------------------------
   calculate : #ReduceSubord2 = MIN( BBAL("2B#1"), BBAL( "2A1#1", "2A2#1","2B#1" ) - COLL_BAL(2))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "2B#1", BY #ReduceSubord2 )
------------------------------------
   calculate :  #ReduceSubord3 = MIN( BBAL("3B#1"), BBAL( "3A1#1",
"3B#1" ) - COLL_BAL(3))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "3B#1", BY #ReduceSubord3 )
------------------------------------
   calculate : #MoreReduceSubord1 = MIN( BBAL("1B#1"), BBAL("1B#1")/BBAL("1B#1", "2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1", "1B#1", "2A1#1", "2A2#1", "2B#1",
"3A1#1", "3B#1") - COLL_BAL(1,2,3)))

   calculate : #MoreReduceSubord2 = MIN( BBAL("2B#1"), BBAL("2B#1")/BBAL("1B#1", "2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1", "1B#1", "2A1#1", "2A2#1", "2B#1",
"3A1#1", "3B#1") - COLL_BAL(1,2,3)))

   calculate : #MoreReduceSubord3 = MIN( BBAL("3B#1"), BBAL("3B#1")/BBAL("1B#1", "2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1", "1B#1", "2A1#1", "2A2#1", "2B#1",
"3A1#1", "3B#1") - COLL_BAL(1,2,3)))
------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND ((
BBAL("2B#1") LT 0.01 ) OR ( BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "1B#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND ((
BBAL("1B#1") LT 0.01 ) OR ( BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "2B#1", BY #MoreReduceSubord2 )
------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND ((
 BBAL("1B#1") LT 0.01 ) OR ( BBAL("2B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "3B#1", BY #MoreReduceSubord3 )
------------------------------------
   calculate :  #WriteDown = BBAL( "1AR#1", "1A1#1", "BIGSUB#1",
"2A1#1", "2A2#1", "3A1#1" ) - COLL_BAL(1,2,3)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "BIGSUB#1" )
------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "1AR#1", "1A1#1" ) /
BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1" ) /
BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown3 = MAX(0, BBAL( "3A1#1" ) /
BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
        from : SUBACCOUNT ( #WriteDown, #SenWriteDown1 ) pay : WRITEDOWN PRO_RATA ( "1AR#1"; "1A1#1" )

------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
!
   calculate : #BondBal1    = BBAL("1AR#1","1A1#1","1B#1")
------------------------------------
   calculate : #BondBal2    = BBAL("2A1#1","2A2#1","2B#1")
------------------------------------
   calculate : #BondBal3    = BBAL("3A1#1","3B#1")
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
 calculate: #CallBalGrp3 = COLL_BAL(3)
------------------------------------
---------------------- SECTION: "OPTR_GROUP_1"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "1AR#1", "1A1#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_1" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_2"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  SEQUENTIAL ( "2A1#1", "2A2#1" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_2" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_2" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------

---------------------- SECTION: "OPTR_GROUP_3"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp3)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP3" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_3" )
------------------------------------
  subject to :  CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "3B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_3" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT3%"
Declare
SHIFTINT GROUP 3
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0


  WL  20040101    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross  #mos  #mos
P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer
ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "3/1"     WL    00    WAC       4.8750000000 (       415425.65 /       415425.65 );
415425.65                      0.3785       0.3785           357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    23   12 SYNC_INT     10.8750000000    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        2     "3/1"     WL    00    WAC       4.6250000000 (       535077.60 /       535077.60 );
535077.60                      0.3785       0.3785           353:7     353:7       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    30   12 SYNC_INT     10.6250000000    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        3     "3/1"     WL    00    WAC       4.5633598294 (       944529.61 /       944529.61 );
944529.61                      0.3785       0.3785           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    35   12 SYNC_INT     10.5633598294    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        4     "3/1"     WL    00    WAC       4.6627417971 (     44740470.61 /     44740470.61 );
44740470.61                      0.3785       0.3785           359:1     359:1       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    36   12 SYNC_INT     10.6627417971    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        5     "3/1"     WL    00    WAC       4.5980018251 (     22525594.52 /     22525594.52 );
22525594.52                      0.3785       0.3785           356:0     356:0       356 NO_CHECK ARM
LIBOR_1YR             2.2500000000    37   12 SYNC_INT     10.5980018251    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        7     "5/1"     WL    00    WAC       4.1241780717 (      1158721.78 /      1158721.78 );
1158721.78                      0.2535       0.2535           357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    58   12 SYNC_INT      9.1241780717    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        8     "5/1"     WL    00    WAC       4.7470240030 (     16363270.89 /     16363270.89 );
16363270.89                      0.2535       0.2535           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    59   12 SYNC_INT      9.7470240030    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        9     "5/1"     WL    00    WAC       4.8255369992 (    154592057.03 /    154592057.03 );
154592057.03                      0.2535       0.2535           355:1     355:1       356 NO_CHECK ARM
LIBOR_1YR             2.2500000000    60   12 SYNC_INT


9.8255369992 2.0000000000 0            0          0
INIT_PERCAP 5.0000000000                                                GROUP 2 TEASER
M        10    "5/1"     WL    00    WAC       4.7994856077 (     86054256.73 /     86054256.73 );
86054256.73                      0.2535       0.2535           357:0     357:0       357 NO_CHECK ARM
LIBOR_1YR             2.2500000000    61   12 SYNC_INT      9.7994856077    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        12    "5/1 IO"  WL    00    WAC       5.3750000000 (       720929.16 /       720929.16 );
720929.16                      0.2535       0.2535           353:7     353:7       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    54   12 SYNC_INT     10.3750000000    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        13    "5/1 IO"  WL    00    WAC       4.6316453678 (      3338378.62 /      3338378.62 );
3338378.62                      0.2535       0.2535           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    59   12 SYNC_INT      9.6316453678    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        14    "5/1 IO"  WL    00    WAC       4.6911738714 (    147088511.39 /    147088511.39 );
147088511.39                      0.2535       0.2535           359:1     359:1       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    60   12 SYNC_INT      9.6911738714    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        15    "5/1 IO"  WL    00    WAC       4.6259048764 (    172566763.29 /    172566763.29 );
172566763.29                      0.2535       0.2535           360:0     360:0       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    61   12 SYNC_INT      9.6259048764    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        17    "7/1"     WL    00    WAC       4.4322719880 (       678186.80 /       678186.80 );
678186.80                      0.2535       0.2535           357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    82   12 SYNC_INT      9.4322719880    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 3       TEASER
M        18    "7/1"     WL    00    WAC       4.9311100010 (      3435642.36 /      3435642.36 );
3435642.36                      0.2535       0.2535           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    83   12 SYNC_INT      9.9311100010    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 3       TEASER
M        19    "7/1"     WL    00    WAC       5.2643424836 (     25965311.93 /     25965311.93 );
25965311.93                      0.2535       0.2535           354:1     354:1       355 NO_CHECK ARM
LIBOR_1YR             2.2500000000    84   12 SYNC_INT     10.2643424836    2.0000000000               0
0      0

  INIT_PERCAP 5.0000000000                            GROUP 3       TEASER
M        20    "7/1"     WL    00    WAC       5.3925339809 (     11417651.00 /     11417651.00 );
11417651.00                      0.2535       0.2535           360:0     360:0       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    85   12 SYNC_INT     10.3925339809    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 3       TEASER

!  B04A_CPB1.CDI #CMOVER_3.0D WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!
!! Created by Intex Deal Maker v3.6.032 , subroutines 3.0f_p1
!!    01/12/2004 2:18 PM
!
!  Modeled in the Intex CMO Modeling Language, (B000874397118)
!  which is copyright (c) 2003 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!

!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific

!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical
!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America
!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final
!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

   COLLAT_GROUPS 1 2 3
!
!
   DEFINE CONSTANT #OrigCollBal = 692540778.97
   DEFINE CONSTANT #OrigCollBal1 = 69161097.99
   DEFINE CONSTANT #OrigCollBal2 = 581882888.89
   DEFINE CONSTANT #OrigCollBal3 = 41496792.09
!
   DEFINE CONSTANT #OrigBondBal = 692540778.97
   DEFINE CONSTANT #OrigBondBal1 = 69161097.99
   DEFINE CONSTANT #OrigBondBal2 = 581882888.89
   DEFINE CONSTANT #OrigBondBal3 = 41496792.09
!
   DEFINE #BondBal1                       = 87239778.97
   DEFINE #BondBal2                       = 585092678.97
   DEFINE #BondBal3                       = 60377678.97
!
       FULL_DEALNAME:    B04A_CPB1
!
       DEAL SIZE:        $ 692540778.97
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20040101
       SETTLEMENT DATE:  20040129
!
   Record date delay: 0
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%","SHIFT3%"
!
    DEAL_CLOCK_INFO _

       ISSUE_CDU_DATE             20040101 _
       DEAL_FIRSTPAY_DATE         20040225
!
!
   CREDIT_SUPPORT_BASIS GROUP_DEAL
   DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
   DEFINE DYNAMIC STICKY #NetRate1 = ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL(1) * 1200
   DEFINE DYNAMIC STICKY #NetRate2 = ( COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL(2) * 1200
   DEFINE DYNAMIC STICKY #NetRate3 = ( COLL_I_MISC("COUPON",3) ) / COLL_PREV_BAL(3) * 1200
!
!
   DEFINE TABLE "SI_LOSSA1" (6, 2) = "MONTH" "SHIFTR"
       96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%

      360.1   50%
!
   DEFINE TABLE "SI_LOSSA2" (6, 2) = "MONTH" "SHIFTR"
       96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
   DEFINE TABLE "SI_LOSSA3" (6, 2) = "MONTH" "SHIFTR"
       96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
   DEFINE #COUPON_BIGSUB = 0
!
TOLERANCE CLEANUP 0.00
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
   INITIAL INDEX    LIBOR_1YR          1.47
!
DEFINE TRANCHE "1B", "2B", "3B", "BIGSUB", "2IO", "3IO", "1AR", "1A1",
"2A1", "2A2", "3A1", "1IO"
!
!
Tranche "1B" MODELING EXCHANGE
   Block  2005997.99 GROUP 1 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040101 Next 20040225
      (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.60 ELSE
COLL_NETRATE(1))
     0     999
!
Tranche "2B" MODELING EXCHANGE
   Block  16874888.89 GROUP 2 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040101 Next 20040225
      (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.477968 ELSE
COLL_NETRATE(2))
     0     999
!
Tranche "3B" MODELING EXCHANGE
   Block  1203792.09 GROUP 3 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040101 Next 20040225
      (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 1.07 ELSE
COLL_NETRATE(3))
     0     999
!
Tranche "BIGSUB" JUN_WAC
   Block 20084678.97 FLOAT _
         DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _

         Delay 24 Dated 20040101 Next 20040225
      ( #COUPON_BIGSUB )
     0  999
!
Tranche "2IO" SEN_IO
   Block 581882888.89 at 0.477968 GROUP 2 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 59 THEN BBAL("2A1#1","2A2#1","2B#1") ELSE 0 ); _
                                                                     END   (
IF CURMONTH LT 59 THEN BBAL("2A1#1","2A2#1","2B#1") ELSE 0 ); _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040101 Next 20040225
!
Tranche "3IO" SEN_IO
   Block 41496792.09 at 1.07 GROUP 3  FREQ M NOTIONAL WITH FORMULA
BEGIN ( IF CURMONTH LE 83 THEN BBAL("3A1#1","3B#1") ELSE 0 ); _
                                                                     END   (
IF CURMONTH LT 83 THEN BBAL("3A1#1","3B#1") ELSE 0 ); _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24  Dated 20040101  Next 20040225
!
Tranche "1AR" SEN_FLT
   Block 100.00 GROUP 1 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040101 Next 20040225
      (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.60 ELSE
COLL_NETRATE(1))
     0     999
!
Tranche "1A1" SEN_FLT
   Block 67155000.00 GROUP 1 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040101 Next 20040225
      (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.60 ELSE
COLL_NETRATE(1))
     0     999
!
Tranche "2A1" SEN_FLT
   Block 265008000.00 GROUP 2 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040101 Next 20040225
      (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.77 ELSE
COLL_NETRATE(2))
     0     999
!
Tranche "2A2" SEN_FLT
   Block 300000000.00 GROUP 2 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040101 Next 20040225
      (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.22 ELSE
COLL_NETRATE(2))
     0     999
!
Tranche "3A1" SEN_FLT
   Block 40293000.00 GROUP 3 FREQ M FLOAT RESET M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040101 Next 20040225

      (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 1.07 ELSE
COLL_NETRATE(3))
     0     999
!
Tranche "1IO" SEN_IO
   Block 69161097.99 at 0.6 GROUP 1 FREQ M FLOAT NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 35 THEN BBAL("1AR#1","1A1#1","1B#1") ELSE 0 ); _
                                                                     END   (
IF CURMONTH LT 35 THEN BBAL("1AR#1","1A1#1","1B#1") ELSE 0 ); _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 24 Dated 20040101 Next 20040225
    ( 0.6 )
    0    999
!
!
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20040101 Next 20040225 Settle 20040129
DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20040101 Next 20040225 Settle 20040129
DEFINE PSEUDO_TRANCHE COLLAT GROUP 3 _
   Delay 24 Dated 20040101 Next 20040225 Settle 20040129
!
  CLASS "X1"        NO_BUILD_TRANCHE _
                    = "1IO"
  CLASS "1AR"       NO_BUILD_TRANCHE _
                    = "1AR"
  CLASS "1A1"       NO_BUILD_TRANCHE _
                    = "1A1"
  CLASS "X2"        NO_BUILD_TRANCHE _
                    = "2IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _
                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _
                    = "2A2"
  CLASS "X3"        NO_BUILD_TRANCHE _
                    = "3IO"
  CLASS "SNR_3"     NO_BUILD_TRANCHE _
                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal3); _
                    = "3A1"
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _
                    = "1B"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "2B"
  CLASS "SUBORD_3"  DISTRIB_CLASS RULES _
                    = "3B"
  CLASS "SNR_1" WRITEDOWN_LIMIT BALANCE (#OrigCollBal1); ALLOCATION _
                    = "1AR" "1A1"
  CLASS "SNR_2" WRITEDOWN_LIMIT BALANCE (#OrigCollBal2); ALLOCATION _
                    = "2A1" "2A2"
  CLASS "BIGSUB"    NO_BUILD_TRANCHE _
                    = "BIGSUB", _
    COMBINE_CLASSES = "SUBORD_1" "SUBORD_2" "SUBORD_3"

!
!
  CLASS "GRP1" _
                 DISTRIB_CLASS RULES _

                            = "X1" "SNR_1" "SUBORD_1"
   CLASS "GRP2" _
                   DISTRIB_CLASS RULES _
                            = "X2" "SNR_2" "SUBORD_2"
   CLASS "GRP3" _
                   DISTRIB_CLASS RULES _
                   = "X3" "SNR_3" "SUBORD_3"
!
   CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3"
!
   GROUP 0       ROOT      = 1 2 3
!

!
   DEFINE PSEUDO_TRANCHE CLASS "SNR_1"        Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
   DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1"     Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
   DEFINE PSEUDO_TRANCHE CLASS "SNR_2"        Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
   DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2"     Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
   DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3"     Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
   CROSSOVER When 0
!
   DEFINE DYNAMIC #COUPON_BIGSUB = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") * 36000 / NDAYS_ACCRUE_INT("BIGSUB#1")
!
   OPTIONAL REDEMPTION:    "Cleanup" _
                            DATE 20061201 _
                            TARGET GROUP 1 _
                            PRICE_P ( COLL_BAL(1) ); _
                            DISTR_P RULES "OPTR_GROUP_1"
!
   OPTIONAL REDEMPTION:    "Call_2" _
                            DATE 20081201 _
                            TARGET GROUP 2 _
                            PRICE_P ( COLL_BAL(2) ); _
                            DISTR_P RULES "OPTR_GROUP_2"
!
   OPTIONAL REDEMPTION:    "Call_3" _
                           DATE 20101201 _
                           TARGET GROUP 3 _
                           PRICE_P ( COLL_BAL(3) ); _
                           DISTR_P RULES "OPTR_GROUP_3"
!
!
   INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                               PARTIAL_PREPAY Compensate Pro_rata _

                               LOSS           Compensate Pro_rata
!
   INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                               PARTIAL_PREPAY Compensate Pro_rata _
                               LOSS           Compensate Pro_rata
!
   INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _
                               PARTIAL_PREPAY Compensate Pro_rata _
                              LOSS           Compensate Pro_rata
!
!
 CMO Block Payment Rules
------------------------------------
!
   calculate :  #OrigSenPct1  = 100 * ORIG_BBAL("SNR_1") /
#OrigCollBal1
!
   calculate :  #SenPct1 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 100
!
   calculate :  #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1")
   calculate :  #SubBal1     = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1"))
!
   calculate :  #OrigSenPct2  = 100 * ORIG_BBAL("SNR_2") /
#OrigCollBal2
!
   calculate :  #SenPct2 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 100
!
   calculate :  #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2")
   calculate :  #SubBal2     = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2"))
!
   calculate :  #OrigSenPct3  = 100 * ORIG_BBAL("SNR_3") /
#OrigCollBal3
!
   calculate :  #SenPct3 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_3") / COLL_PREV_BAL(3)) _
               ELSE 100
!
   calculate :  #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("SNR_3")
   calculate :  #SubBal3     = MAX(0, COLL_PREV_BAL(3) - BBAL("SNR_3"))
!
   calculate : #ReduceTestA1 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA1", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso11 = IF COLL_PREV_BAL(1) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(1) *
#OrigSubBal1 * #ReduceTestA1 )) _
                                 ELSE 1
!
   calculate : #ReduceTestA2 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA2", "MONTH", "SHIFTR" )

!
   calculate :  #StepProviso12 = IF COLL_PREV_BAL(2) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(2) *
#OrigSubBal2 * #ReduceTestA2 )) _
                                 ELSE 1
!
   calculate : #ReduceTestA3 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA3", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso13 = IF COLL_PREV_BAL(3) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(3) *
#OrigSubBal3 * #ReduceTestA3 )) _
                                 ELSE 1
!
   calculate : #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3",
"SUBORD_3") _
                               GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2",
"SUBORD_3")/ORIG_BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2",
"SNR_3", "SUBORD_3")
!
   calculate :  #SenPrep1 = _
              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2) OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct1 + SHIFT%(1) * (100-#SenPct1), _ Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
   calculate :  #SenPrep2 = _
              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2) OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct2 + SHIFT%(2) * (100-#SenPct2), _ Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
   calculate :  #SenPrep3 = _
              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2) OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct3 + SHIFT%(3) * (100-#SenPct3), _ Reduce_SHIFT%_when GROUP 3 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
!
   calculate :  #SenPrep1 = _
              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2) OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso11 )  _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct1 + (50% * (100-#SenPct1)) _
                        ELSE #SenPct1 _
                   ELSE #SenPrep1
!
   calculate :  #SenPrep2 = _

              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2) OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso12 )  _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct2 + (50% * (100-#SenPct2)) _
                        ELSE #SenPct2 _
                   ELSE #SenPrep2
!
   calculate :  #SenPrep3 = _

              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2)
OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso13 )  _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct3 + (50% * (100-#SenPct3)) _
                        ELSE #SenPct3 _
                   ELSE #SenPrep3
!
   calculate : #SENRECOV1 = #SenPrep1 / 100 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 / 100 * DELINQ_RECOVER(2)
!
   calculate : #SENRECOV3 = #SenPrep3 / 100 * DELINQ_RECOVER(3)
!
 calculate:  "SNR_1" _
  NO_CHECK SCHEDULED     GROUP 1   PERCENT LIMIT V0  = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1   PERCENT LIMIT V1  = #SenPrep1 , _
  NO_CHECK RECOVER        GROUP 1  AMOUNT  LIMIT V3  = #SENRECOV1
!
  calculate : #SenSchedAlloc1 = V0 / 100 * COLL_P_SCHED(1)
  calculate : #SenPrepayAlloc1 = V1 / 100 * COLL_P_PREPAY(1)
  calculate : #SenRecoverAlloc1 = V3
!
 calculate:  "SNR_2" _
  NO_CHECK SCHEDULED     GROUP 2   PERCENT LIMIT V0  = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2   PERCENT LIMIT V1  = #SenPrep2 , _
  NO_CHECK RECOVER        GROUP 2  AMOUNT  LIMIT V3  = #SENRECOV2
!
  calculate : #SenSchedAlloc2 = V0 / 100 * COLL_P_SCHED(2)
  calculate : #SenPrepayAlloc2 = V1 / 100 * COLL_P_PREPAY(2)
  calculate : #SenRecoverAlloc2 = V3
!
 calculate:  "SNR_3" _
  NO_CHECK SCHEDULED     GROUP 3   PERCENT LIMIT V0  = #SenPct3 , _
  NO_CHECK PREPAY        GROUP 3   PERCENT LIMIT V1  = #SenPrep3 , _
  NO_CHECK RECOVER        GROUP 3  AMOUNT  LIMIT V3  = #SENRECOV3
!
  calculate : #SenSchedAlloc3 = V0 / 100 * COLL_P_SCHED(3)
  calculate : #SenPrepayAlloc3 = V1 / 100 * COLL_P_PREPAY(3)
  calculate : #SenRecoverAlloc3 = V3
!
   calculate : #SubSched1 = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1
)
   calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) -
#SenPrepayAlloc1 )
   calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )
!
 calculate:  "SUBORD_1" _
  NO_CHECK SCHEDULED     GROUP 1  AMOUNT = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT = #SubRecov1
!
   calculate : #SubSched2 = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2
)
   calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) -
#SenPrepayAlloc2 )
   calculate : #SubRecov2 = MAX( 0, DELINQ_RECOVER(2) -
#SenRecoverAlloc2 )
!
 calculate:  "SUBORD_2" _
  NO_CHECK SCHEDULED     GROUP 2  AMOUNT = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT = #SubRecov2
!
   calculate : #SubSched3 = MAX( 0, COLL_P_SCHED(3) - #SenSchedAlloc3
)
   calculate : #SubPrepay3 = MAX( 0, COLL_P_PREPAY(3) -
#SenPrepayAlloc3 )
   calculate : #SubRecov3 = MAX( 0, DELINQ_RECOVER(3) -
#SenRecoverAlloc3 )
!
 calculate:  "SUBORD_3" _
  NO_CHECK SCHEDULED     GROUP 3  AMOUNT = #SubSched3 , _
  NO_CHECK PREPAY        GROUP 3  AMOUNT = #SubPrepay3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT = #SubRecov3
!
   calculate : #SubSched = #SubSched1 + #SubSched2 + #SubSched3 calculate : #SubRecov = #SubRecov1 + #SubRecov2 + #SubRecov3 calculate : #SubPrepay = #SubPrepay1 + #SubPrepay2 + #SubPrepay3
!
 calculate:  "BIGSUB" _
  NO_CHECK SCHEDULED      AMOUNT = #SubSched , _
  NO_CHECK PREPAY         AMOUNT = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT = #SubRecov
!
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X1")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X2")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X3")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_3" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_3" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_3" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2";
"SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2";
"SUBORD_3" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2";
"SUBORD_3" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "1AR"; "1A1" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1AR"; "1A1" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1AR", "1A1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "1AR" )
         pay :  SEQUENTIAL ( "1AR#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1")
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "SNR_3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "3B#1")
------------------------------------
------------------------------------
   calculate :  #P_BIGSUB = PRINCPMT("1B#1","2B#1","3B#1")
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS INTEREST PRO_RATA  ( "BIGSUB" )
         pay :  CLASS INTSHORT PRO_RATA  ( "BIGSUB" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
  subject to :  CEILING ( #P_BIGSUB )
         pay :  CLASS BALANCE  SEQUENTIAL ( "BIGSUB" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "BIGSUB" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "BIGSUB" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
!
------------------------------------ PAYDOWN SUBORD TRANCHES
   calculate :  #PrincReduce = BBAL("BIGSUB#1") - BBAL("BIGSUB")
   calculate :  #SubPrinc1 = BBAL("1B#1") - BBAL("SUBORD_1")
   calculate :  #SubPrinc2 = BBAL("2B#1") - BBAL("SUBORD_2")
   calculate :  #SubPrinc3 = BBAL("3B#1") - BBAL("SUBORD_3")
   calculate :  #PrincReduce1 = #PrincReduce * #SubPrinc1 / (
#SubPrinc1 + #SubPrinc2 + #SubPrinc3 )
   calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / (
#SubPrinc1 + #SubPrinc2 + #SubPrinc3 )
   calculate : #PrincReduce3 = #PrincReduce * #SubPrinc3 / (
#SubPrinc1 + #SubPrinc2 + #SubPrinc3 )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc3 - #PrincReduce3 ) )
         pay :  SEQUENTIAL ( "3B#1" )
------------------------------------
!
------------------------------------ MANUAL WRITEDOWNS
   calculate : #ReduceSubord1 = MIN( BBAL("1B#1"), BBAL( "1AR#1", "1A1#1", "1B#1" ) - COLL_BAL(1))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "1B#1", BY #ReduceSubord1 )
------------------------------------
   calculate : #ReduceSubord2 = MIN( BBAL("2B#1"), BBAL( "2A1#1", "2A2#1", "2B#1" ) - COLL_BAL(2))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "2B#1", BY #ReduceSubord2 )
------------------------------------
   calculate :  #ReduceSubord3 = MIN( BBAL("3B#1"), BBAL( "3A1#1",
"3B#1" ) - COLL_BAL(3))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "3B#1", BY #ReduceSubord3 )
------------------------------------
   calculate : #MoreReduceSubord1 = MIN( BBAL("1B#1"), BBAL("1B#1")/BBAL("1B#1", "2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1", "1B#1", "2A1#1", "2A2#1", "2B#1",
"3A1#1", "3B#1") - COLL_BAL(1,2,3)))
   calculate : #MoreReduceSubord2 = MIN( BBAL("2B#1"), BBAL("2B#1")/BBAL("1B#1", "2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1", "1B#1", "2A1#1", "2A2#1", "2B#1",
"3A1#1", "3B#1") - COLL_BAL(1,2,3)))
   calculate : #MoreReduceSubord3 = MIN( BBAL("3B#1"), BBAL("3B#1")/BBAL("1B#1", "2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1", "1B#1", "2A1#1", "2A2#1", "2B#1",
"3A1#1", "3B#1") - COLL_BAL(1,2,3)))
------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND ((
BBAL("2B#1") LT 0.01 ) OR ( BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "1B#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND ((
BBAL("1B#1") LT 0.01 ) OR ( BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "2B#1", BY #MoreReduceSubord2 )
------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND ((
BBAL("1B#1") LT 0.01 ) OR ( BBAL("2B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "3B#1", BY #MoreReduceSubord3 )
------------------------------------
   calculate : #WriteDown = BBAL( "1AR#1", "1A1#1", "BIGSUB#1", "2A1#1", "2A2#1", "3A1#1" ) - COLL_BAL(1,2,3)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "BIGSUB#1" )
------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "1AR#1", "1A1#1" ) / BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1" ) / BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown3 = MAX(0, BBAL( "3A1#1" ) / BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
        from : SUBACCOUNT ( #WriteDown, #SenWriteDown1 ) pay : WRITEDOWN PRO_RATA ( "1AR#1"; "1A1#1" )

------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
!
   calculate : #BondBal1    = BBAL("1AR#1","1A1#1","1B#1")
------------------------------------
   calculate : #BondBal2    = BBAL("2A1#1","2A2#1","2B#1")
------------------------------------
   calculate : #BondBal3    = BBAL("3A1#1","3B#1")
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
 calculate: #CallBalGrp3 = COLL_BAL(3)
------------------------------------
---------------------- SECTION: "OPTR_GROUP_1"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "1AR#1", "1A1#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_1" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_2"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  SEQUENTIAL ( "2A1#1", "2A2#1" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_2" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_2" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------

---------------------- SECTION: "OPTR_GROUP_3"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp3)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP3" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_3" )
------------------------------------
  subject to :  CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "3B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_3" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT3%"
Declare
SHIFTINT GROUP 3
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0

  WL  20040101    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity
Orig  ARM            Gross  #mos  #mos P#mos  P#mos  Life   Reset
Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer
ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "3/1"     WL    00    WAC       4.8750000000 (       415425.65 /       415425.65 );
415425.65                      0.3785       0.3785           357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    23   12 SYNC_INT     10.8750000000    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        2     "3/1"     WL    00    WAC       4.6250000000 (       535077.60 /       535077.60 );
535077.60                      0.3785       0.3785           353:7     353:7       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    30   12 SYNC_INT     10.6250000000    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        3     "3/1"     WL    00    WAC       4.5633598294 (       944529.61 /       944529.61 );
944529.61                      0.3785       0.3785           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    35   12 SYNC_INT     10.5633598294    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        4     "3/1"     WL    00    WAC       4.6627417971 (     44740470.61 /     44740470.61 );
44740470.61                      0.3785       0.3785           359:1     359:1       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    36   12 SYNC_INT     10.6627417971    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        5     "3/1"     WL    00    WAC       4.5980018251 (     22525594.52 /     22525594.52 );
22525594.52                      0.3785       0.3785           356:0     356:0       356 NO_CHECK ARM
LIBOR_1YR             2.2500000000    37   12 SYNC_INT     10.5980018251    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        7     "5/1"     WL    00    WAC       4.1241780717 (      1158721.78 /      1158721.78 );
1158721.78                      0.2535       0.2535           357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    58   12 SYNC_INT      9.1241780717    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        8     "5/1"     WL    00    WAC       4.7470240030 (     16363270.89 /     16363270.89 );
16363270.89                      0.2535       0.2535           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    59   12 SYNC_INT      9.7470240030    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        9     "5/1"     WL    00    WAC       4.8255369992 (    154592057.03 /    154592057.03 );
154592057.03                      0.2535       0.2535           355:1     355:1       356 NO_CHECK ARM
LIBOR_1YR             2.2500000000    60   12 SYNC_INT

9.8255369992    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        10    "5/1"     WL    00    WAC       4.7994856077 (     86054256.73 /     86054256.73 );
86054256.73                      0.2535       0.2535           357:0     357:0       357 NO_CHECK ARM
LIBOR_1YR             2.2500000000    61   12 SYNC_INT      9.7994856077    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        12    "5/1 IO"  WL    00    WAC       5.3750000000 (       720929.16 /       720929.16 );
720929.16                      0.2535       0.2535           353:7     353:7       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    54   12 SYNC_INT     10.3750000000    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        13    "5/1 IO"  WL    00    WAC       4.6316453678 (      3338378.62 /      3338378.62 );
3338378.62                      0.2535       0.2535           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    59   12 SYNC_INT      9.6316453678    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        14    "5/1 IO"  WL    00    WAC       4.6911738714 (    147088511.39 /    147088511.39 );
147088511.39                      0.2535       0.2535           359:1     359:1       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    60   12 SYNC_INT      9.6911738714    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        15    "5/1 IO"  WL    00    WAC       4.6259048764 (    172566763.29 /    172566763.29 );
172566763.29                      0.2535       0.2535           360:0     360:0       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    61   12 SYNC_INT      9.6259048764    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        17    "7/1"     WL    00    WAC       4.4322719880 (       678186.80 /       678186.80 );
678186.80                      0.2535       0.2535           357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    82   12 SYNC_INT      9.4322719880    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 3       TEASER
M        18    "7/1"     WL    00    WAC       4.9311100010 (      3435642.36 /      3435642.36 );
3435642.36                      0.2535       0.2535           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    83   12 SYNC_INT      9.9311100010    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 3       TEASER
M        19    "7/1"     WL    00    WAC       5.2643424836 (     25965311.93 /     25965311.93 );
25965311.93                      0.2535       0.2535           354:1     354:1       355 NO_CHECK ARM
LIBOR_1YR             2.2500000000    84   12 SYNC_INT
10.2643424836    2.0000000000               0        0         0

INIT_PERCAP 5.0000000000                            GROUP 3       TEASER
M        20    "7/1"     WL    00    WAC       5.3925339809 (     11417651.00 /     11417651.00 );
11417651.00                      0.2535       0.2535           360:0     360:0       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    85   12 SYNC_INT     10.3925339809    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 3       TEASER

!  B04A_ROLL2.CDI #CMOVER_3.0D WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!
!! Created by Intex Deal Maker v3.6.032 , subroutines 3.0f_p1
!!    01/14/2004 1:37 PM
!
!  Modeled in the Intex CMO Modeling Language, (B000874397118)
!  which is copyright (c) 2003 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!

!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific

!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical
!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America
!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final
!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

  COLLAT_GROUPS 1 2 3
!
!
  DEFINE CONSTANT #OrigCollBal = 692540778.97
  DEFINE CONSTANT #OrigCollBal1 = 69161097.99
  DEFINE CONSTANT #OrigCollBal2 = 581882888.89
  DEFINE CONSTANT #OrigCollBal3 = 41496792.09
!
  DEFINE CONSTANT #OrigBondBal = 692540778.97
  DEFINE CONSTANT #OrigBondBal1 = 69161097.99
  DEFINE CONSTANT #OrigBondBal2 = 581882888.89
  DEFINE CONSTANT #OrigBondBal3 = 41496792.09
!
  DEFINE #BondBal1                       = 87239778.97
  DEFINE #BondBal2                       = 585092678.97
  DEFINE #BondBal3                       = 60377678.97
!
       FULL_DEALNAME:    B04A_ROLL2
!
       DEAL SIZE:        $ 692540778.97
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20040101
       SETTLEMENT DATE:  20040129
!
  Record date delay: 0
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%","SHIFT3%"
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20040101 _
       DEAL_FIRSTPAY_DATE         20040225
!
!
  CREDIT_SUPPORT_BASIS GROUP_DEAL
  DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
  DEFINE DYNAMIC STICKY #NetRate1 = ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL(1) * 1200
  DEFINE DYNAMIC STICKY #NetRate2 = ( COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL(2) * 1200
  DEFINE DYNAMIC STICKY #NetRate3 = ( COLL_I_MISC("COUPON",3) ) / COLL_PREV_BAL(3) * 1200
!
!
  DEFINE TABLE "SI_LOSSA1" (6, 2) = "MONTH" "SHIFTR"
       96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%

      360.1   50%
!
  DEFINE TABLE "SI_LOSSA2" (6, 2) = "MONTH" "SHIFTR"
       96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE TABLE "SI_LOSSA3" (6, 2) = "MONTH" "SHIFTR"
       96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE #COUPON_BIGSUB = 0
!
TOLERANCE CLEANUP 0.00
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    LIBOR_1YR        1.3375
!
DEFINE TRANCHE "CL_SNR_2", "1B", "2B", "3B", "BIGSUB", "2IO", "3IO", "1AR", "1A1", "2A1", "2A2", "2A3", "2A4", "3A1", "1IO"
!
!
Tranche "CL_SNR_2" PSEUDO
   Block $ 0.001 at 0 Delay 24 Dated 20040101 Next 20040225
DAYCOUNT 30360 BUSINESS_DAY NONE
!
Tranche "1B" MODELING EXCHANGE
   Block 2005997.99 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.775 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "2B" MODELING EXCHANGE
   Block 16874888.89 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.439715 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "3B" MODELING EXCHANGE
   Block 1203792.09 GROUP 3 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 1.015 ELSE COLL_NETRATE(3))
     0     999

!
Tranche "BIGSUB" JUN_WAC
   Block 20084678.97 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040101 Next 20040225
     ( #COUPON_BIGSUB )
    0    999
!
Tranche "2IO" SEN_IO
   Block 581882888.89 at 0.439715 GROUP 2 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 59 THEN BBAL("2A1#1","2A2#1","2A3#1","2A4#1","2B#1") ELSE 0 ); _
                                                              END   (
IF CURMONTH LT 59 THEN BBAL("2A1#1","2A2#1","2A3#1","2A4#1","2B#1")
ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040101 Next 20040225
!
Tranche "3IO" SEN_IO
   Block 41496792.09 at 1.015 GROUP 3  FREQ M NOTIONAL WITH FORMULA
BEGIN ( IF CURMONTH LE 83 THEN   BBAL("3A1#1","3B#1") ELSE 0 ); _
                                                              END   (
IF CURMONTH LT 83 THEN BBAL("3A1#1","3B#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040101  Next 20040225
!
Tranche "1AR" SEN_FLT
   Block 100.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.775 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "1A1" SEN_FLT
   Block 67155000.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.775 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "2A1" SEN_FLT
   Block 136000000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.838 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A2" SEN_FLT
   Block 408410000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.287 ELSE COLL_NETRATE(2))
     0     999

!
Tranche "2A3" SEN_FLT
   Block 20000000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.838 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A4" SEN_FLT
   Block 598000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.838 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "3A1" SEN_FLT
   Block 40293000.00 GROUP 3 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040101 Next 20040225
     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 1.015 ELSE COLL_NETRATE(3))
     0     999
!
Tranche "1IO" SEN_IO
   Block 69161097.99 at 0.775 GROUP 1  FREQ M FLOAT NOTIONAL WITH
FORMULA BEGIN ( IF CURMONTH LE 35 THEN BBAL("1AR#1","1A1#1","1B#1") ELSE 0 ); _
                                                              END   (
IF CURMONTH LT 35 THEN BBAL("1AR#1","1A1#1","1B#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040101 Next 20040225
    ( 0.775 )
    0    999
!
!
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20040101 Next 20040225 Settle 20040129
DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20040101 Next 20040225 Settle 20040129
DEFINE PSEUDO_TRANCHE COLLAT GROUP 3 _
   Delay 24 Dated 20040101 Next 20040225 Settle 20040129
!
  CLASS "X1"        NO_BUILD_TRANCHE _
                    = "1IO"
  CLASS "1AR"       NO_BUILD_TRANCHE _
                    = "1AR"
  CLASS "1A1"       NO_BUILD_TRANCHE _
                    = "1A1"
  CLASS "X2"        NO_BUILD_TRANCHE _
                    = "2IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _
                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _
                    = "2A2"
  CLASS "2A3"       NO_BUILD_TRANCHE _

                    = "2A3"
  CLASS "2A4"       NO_BUILD_TRANCHE _
                    = "2A4"
  CLASS "X3"        NO_BUILD_TRANCHE _
                    = "3IO"
  CLASS "SNR_3"     NO_BUILD_TRANCHE _
                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal3); _
                    = "3A1"
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _
                    = "1B"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "2B"
  CLASS "SUBORD_3"  DISTRIB_CLASS RULES _
                    = "3B"
  CLASS "SNR_1" WRITEDOWN_LIMIT BALANCE (#OrigCollBal1); ALLOCATION _
                    = "1AR" "1A1"
  CLASS "2A34" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "2A3" "2A4"
  CLASS "SNR_2" WRITEDOWN_LIMIT BALANCE (#OrigCollBal2); ALLOCATION _
                    = "2A1" "2A2" "2A34"
  CLASS "BIGSUB"    NO_BUILD_TRANCHE _
                    = "BIGSUB", _
    COMBINE_CLASSES = "SUBORD_1" "SUBORD_2" "SUBORD_3"

!
!
  CLASS "GRP1" _
                 DISTRIB_CLASS RULES _
                   = "X1" "SNR_1" "SUBORD_1"
  CLASS "GRP2" _
                 DISTRIB_CLASS RULES _
                   = "X2" "SNR_2" "SUBORD_2"
  CLASS "GRP3" _
                 DISTRIB_CLASS RULES _
                   = "X3" "SNR_3" "SUBORD_3"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3"
!
  GROUP 0       ROOT      = 1 2 3
!

!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"        Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1"     Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"        Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2"     Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3"     Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!

  DEFINE PSEUDO_TRANCHE CLASS "2A34"         Delay 24  Dated 20040101
Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
  DEFINE DYNAMIC #COUPON_BIGSUB = OPTIMAL_INTPMT("SUBORD_1",
"SUBORD_2", "SUBORD_3") / BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") * 36000 / NDAYS_ACCRUE_INT("BIGSUB#1")
!
  OPTIONAL REDEMPTION:    "Cleanup" _
                          DATE 20061201 _
                          TARGET GROUP 1 _
                          PRICE_P ( COLL_BAL(1) ); _
                          DISTR_P RULES "OPTR_GROUP_1"
!
  OPTIONAL REDEMPTION:    "Call_2" _
                          DATE 20081201 _
                          TARGET GROUP 2 _
                          PRICE_P ( COLL_BAL(2) ); _
                          DISTR_P RULES "OPTR_GROUP_2"
!
  OPTIONAL REDEMPTION:    "Call_3" _
                          DATE 20101201 _
                          TARGET GROUP 3 _
                          PRICE_P ( COLL_BAL(3) ); _
                          DISTR_P RULES "OPTR_GROUP_3"
!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
!
 CMO Block Payment Rules
------------------------------------
!
   calculate :  #OrigSenPct1  = 100 * ORIG_BBAL("SNR_1") / #OrigCollBal1
!
   calculate :  #SenPct1 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 100
!
   calculate :  #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1")
   calculate :  #SubBal1     = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1"))
!

   calculate :  #OrigSenPct2  = 100 * ORIG_BBAL("SNR_2") / #OrigCollBal2
!
   calculate :  #SenPct2 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 100
!
   calculate :  #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2")
   calculate :  #SubBal2     = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2"))
!
   calculate :  #OrigSenPct3  = 100 * ORIG_BBAL("SNR_3") / #OrigCollBal3
!
   calculate :  #SenPct3 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_3") / COLL_PREV_BAL(3)) _
               ELSE 100
!
   calculate :  #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("SNR_3")
   calculate :  #SubBal3     = MAX(0, COLL_PREV_BAL(3) - BBAL("SNR_3"))
!
   calculate :  #ReduceTestA1 = LOOKUP_TBL( "STEP", CURMONTH ,
"SI_LOSSA1", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso11 = IF COLL_PREV_BAL(1) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(1) * #OrigSubBal1 *
#ReduceTestA1 )) _
                                 ELSE 1
!
   calculate :  #ReduceTestA2 = LOOKUP_TBL( "STEP", CURMONTH ,
"SI_LOSSA2", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso12 = IF COLL_PREV_BAL(2) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(2) * #OrigSubBal2 *
#ReduceTestA2 )) _
                                 ELSE 1
!
   calculate : #ReduceTestA3 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA3", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso13 = IF COLL_PREV_BAL(3) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(3) * #OrigSubBal3 *
#ReduceTestA3 )) _
                                 ELSE 1
!
   calculate :  #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2",
"SUBORD_3") / BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3",
"SUBORD_3") _
                               GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2",
"SUBORD_3")/ORIG_BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2",
"SNR_3", "SUBORD_3")
!
   calculate :  #SenPrep1 = _
              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2)
OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _

              ELSE #SenPct1 + SHIFT%(1) * (100-#SenPct1), _ Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
   calculate :  #SenPrep2 = _
              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2) OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct2 + SHIFT%(2) * (100-#SenPct2), _ Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
   calculate :  #SenPrep3 = _
              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2) OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct3 + SHIFT%(3) * (100-#SenPct3), _ Reduce_SHIFT%_when GROUP 3 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
!
   calculate :  #SenPrep1 = _
              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2) OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso11 )  _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct1 + (50% * (100-#SenPct1))
                        ELSE #SenPct1 _
                   ELSE #SenPrep1
!
   calculate :  #SenPrep2 = _
              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2) OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso12 )  _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct2 + (50% * (100-#SenPct2)) _
                        ELSE #SenPct2 _
                   ELSE #SenPrep2
!
   calculate :  #SenPrep3 = _
              IF (#SenPct1 ** #OrigSenPct1) OR (#SenPct2 ** #OrigSenPct2) OR (#SenPct3 ** #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso13 )  _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct3 + (50% * (100-#SenPct3)) _
                        ELSE #SenPct3 _
                   ELSE #SenPrep3
!
   calculate : #SENRECOV1 = #SenPrep1 / 100 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 / 100 * DELINQ_RECOVER(2)
!
   calculate : #SENRECOV3 = #SenPrep3 / 100 * DELINQ_RECOVER(3)
!

 calculate:  "SNR_1" _
  NO_CHECK SCHEDULED     GROUP 1   PERCENT LIMIT V0  = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1   PERCENT LIMIT V1  = #SenPrep1 , _
  NO_CHECK RECOVER        GROUP 1  AMOUNT  LIMIT V3  = #SENRECOV1
!
  calculate : #SenSchedAlloc1   = V0 / 100 * COLL_P_SCHED(1)
  calculate : #SenPrepayAlloc1  = V1 / 100 * COLL_P_PREPAY(1)
  calculate : #SenRecoverAlloc1 = V3
!
 calculate:  "SNR_2" _
  NO_CHECK SCHEDULED     GROUP 2   PERCENT LIMIT V0  = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2   PERCENT LIMIT V1  = #SenPrep2 , _
  NO_CHECK RECOVER        GROUP 2  AMOUNT  LIMIT V3  = #SENRECOV2
!
  calculate : #SenSchedAlloc2   = V0 / 100 * COLL_P_SCHED(2)
  calculate : #SenPrepayAlloc2  = V1 / 100 * COLL_P_PREPAY(2)
  calculate : #SenRecoverAlloc2 = V3
!
 calculate:  "SNR_3" _
  NO_CHECK SCHEDULED     GROUP 3   PERCENT LIMIT V0  = #SenPct3 , _
  NO_CHECK PREPAY        GROUP 3   PERCENT LIMIT V1  = #SenPrep3 , _
  NO_CHECK RECOVER        GROUP 3  AMOUNT  LIMIT V3  = #SENRECOV3
!
  calculate : #SenSchedAlloc3   = V0 / 100 * COLL_P_SCHED(3)
  calculate : #SenPrepayAlloc3  = V1 / 100 * COLL_P_PREPAY(3)
  calculate : #SenRecoverAlloc3 = V3
!
   calculate : #SubSched1 = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 ) calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 ) calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )
!
 calculate:  "SUBORD_1" _
  NO_CHECK SCHEDULED     GROUP 1  AMOUNT = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT = #SubRecov1
!
   calculate : #SubSched2 = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 ) calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 ) calculate : #SubRecov2 = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )
!
 calculate:  "SUBORD_2" _
  NO_CHECK SCHEDULED     GROUP 2  AMOUNT = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT = #SubRecov2
!
   calculate : #SubSched3 = MAX( 0, COLL_P_SCHED(3) - #SenSchedAlloc3 ) calculate : #SubPrepay3 = MAX( 0, COLL_P_PREPAY(3) - #SenPrepayAlloc3 ) calculate : #SubRecov3 = MAX( 0, DELINQ_RECOVER(3) - #SenRecoverAlloc3 )

!
 calculate:  "SUBORD_3" _
  NO_CHECK SCHEDULED     GROUP 3  AMOUNT = #SubSched3 , _
  NO_CHECK PREPAY        GROUP 3  AMOUNT = #SubPrepay3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT = #SubRecov3
!
   calculate : #SubSched  = #SubSched1 + #SubSched2 + #SubSched3
   calculate : #SubRecov  = #SubRecov1 + #SubRecov2 + #SubRecov3
   calculate : #SubPrepay = #SubPrepay1 + #SubPrepay2 + #SubPrepay3
!
 calculate:  "BIGSUB" _
  NO_CHECK SCHEDULED      AMOUNT = #SubSched , _
  NO_CHECK PREPAY         AMOUNT = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT = #SubRecov
!
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X1")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X2")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X3")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_3" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_3" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_3" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "1AR"; "1A1" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1AR"; "1A1" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1AR", "1A1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "1AR" )
         pay :  SEQUENTIAL ( "1AR#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1")
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2"; "2A34" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2"; "2A34" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" ; "2A34" )
------------------------------------
!
        from :  CLASS ( "2A34" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A3"; "2A4" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A3"; "2A4" )
------------------------------------
        from :  CLASS ( "2A34" )
         pay :  CLASS BALANCE PRO_RATA ( "2A3" ; "2A4" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
        from :  CLASS ( "2A3" )
         pay :  SEQUENTIAL ( "2A3#1" )
------------------------------------
        from :  CLASS ( "2A4" )
         pay :  SEQUENTIAL ( "2A4#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "SNR_3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
  subject to : CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) ) pay : SEQUENTIAL ( "3B#1")

------------------------------------
------------------------------------
   calculate :  #P_BIGSUB = PRINCPMT("1B#1","2B#1","3B#1")
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS INTEREST PRO_RATA  ( "BIGSUB" )
         pay :  CLASS INTSHORT PRO_RATA  ( "BIGSUB" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
  subject to :  CEILING ( #P_BIGSUB )
         pay :  CLASS BALANCE  SEQUENTIAL ( "BIGSUB" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "BIGSUB" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "BIGSUB" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
!
------------------------------------ PAYDOWN SUBORD TRANCHES
   calculate : #PrincReduce = BBAL("BIGSUB#1") - BBAL("BIGSUB") calculate : #SubPrinc1 = BBAL("1B#1") - BBAL("SUBORD_1") calculate : #SubPrinc2 = BBAL("2B#1") - BBAL("SUBORD_2") calculate : #SubPrinc3 = BBAL("3B#1") - BBAL("SUBORD_3") calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / ( #SubPrinc1 + #SubPrinc2 + #SubPrinc3 ) calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / ( #SubPrinc1 + #SubPrinc2 + #SubPrinc3 ) calculate : #PrincReduce3 = #PrincReduce * #SubPrinc3 / ( #SubPrinc1 + #SubPrinc2 + #SubPrinc3 )

------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc3 - #PrincReduce3 ) )
         pay :  SEQUENTIAL ( "3B#1" )
------------------------------------
!
------------------------------------ MANUAL WRITEDOWNS
   calculate :  #ReduceSubord1 = MIN( BBAL("1B#1"), BBAL( "1AR#1",
   "1A1#1", "1B#1" ) - COLL_BAL(1))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "1B#1", BY #ReduceSubord1 )
------------------------------------
   calculate :  #ReduceSubord2 = MIN( BBAL("2B#1"), BBAL( "2A1#1",
   "2A2#1", "2A3#1", "2A4#1", "2B#1" ) - COLL_BAL(2))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "2B#1", BY #ReduceSubord2 )
------------------------------------
   calculate :  #ReduceSubord3 = MIN( BBAL("3B#1"), BBAL( "3A1#1",
   "3B#1" ) - COLL_BAL(3))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "3B#1", BY #ReduceSubord3 )
------------------------------------
   calculate : #MoreReduceSubord1 = MIN( BBAL("1B#1"), BBAL("1B#1")/BBAL("1B#1", "2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1", "1B#1", "2A1#1", "2A2#1", "2A3#1",
"2A4#1", "2B#1", "3A1#1", "3B#1") - COLL_BAL(1,2,3)))

   calculate : #MoreReduceSubord2 = MIN( BBAL("2B#1"), BBAL("2B#1")/BBAL("1B#1", "2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1", "1B#1", "2A1#1", "2A2#1", "2A3#1",
"2A4#1", "2B#1", "3A1#1", "3B#1") - COLL_BAL(1,2,3)))

   calculate : #MoreReduceSubord3 = MIN( BBAL("3B#1"), BBAL("3B#1")/BBAL("1B#1", "2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1", "1B#1", "2A1#1", "2A2#1", "2A3#1",
"2A4#1", "2B#1", "3A1#1", "3B#1") - COLL_BAL(1,2,3)))

------------------------------------
        when : IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND (( BBAL("2B#1") LT 0.01 ) OR ( BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "1B#1", BY #MoreReduceSubord1 )
------------------------------------
        when : IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND (( BBAL("1B#1") LT 0.01 ) OR ( BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "2B#1", BY #MoreReduceSubord2 )
------------------------------------
        when : IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND (( BBAL("1B#1") LT 0.01 ) OR ( BBAL("2B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "3B#1", BY #MoreReduceSubord3 )
------------------------------------
   calculate : #WriteDown = BBAL( "1AR#1", "1A1#1", "BIGSUB#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "3A1#1" ) - COLL_BAL(1,2,3)

------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "BIGSUB#1" )
------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "1AR#1", "1A1#1" ) / BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "3A1#1" ) * #WriteDown)

------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1", "2A3#1", "2A4#1"
) / BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "3A1#1" ) *
#WriteDown)

------------------------------------
   calculate : #SenWriteDown3 = MAX(0, BBAL( "3A1#1" ) / BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "3A1#1" ) * #WriteDown)

------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "1AR#1"; "1A1#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1"; "2A3#1"; "2A4#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
!
   calculate : #BondBal1    = BBAL("1AR#1","1A1#1","1B#1")
------------------------------------
   calculate : #BondBal2    = BBAL("2A1#1","2A2#1","2B#1")
------------------------------------
   calculate : #BondBal3    = BBAL("3A1#1","3B#1")
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
 calculate: #CallBalGrp3 = COLL_BAL(3)
------------------------------------
---------------------- SECTION: "OPTR_GROUP_1"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "1AR#1", "1A1#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_1" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_2"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  SEQUENTIAL ( "2A1#1", "2A2#1", "2A3#1", "2A4#1" ))
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_2" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_2" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_3"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp3)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP3" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_3" )
------------------------------------
  subject to :  CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "3B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_3" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT3%"

Declare

SHIFTINT GROUP 3
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20040101    9999 9999   FALSE
!

! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross  #mos  #mos
P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer
ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "3/1"     WL    00    WAC       4.8750000000 (       415425.65 /       415425.65 );
415425.65                      0.3785       0.3785           357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    23   12 SYNC_INT     10.8750000000    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        2     "3/1"     WL    00    WAC       4.6250000000 (       535077.60 /       535077.60 );
535077.60                      0.3785       0.3785           353:7     353:7       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    30   12 SYNC_INT     10.6250000000    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        3     "3/1"     WL    00    WAC       4.5633598294 (       944529.61 /       944529.61 );
944529.61                      0.3785       0.3785           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    35   12 SYNC_INT     10.5633598294    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        4     "3/1"     WL    00    WAC       4.6627417971 (     44740470.61 /     44740470.61 );
44740470.61                      0.3785       0.3785           359:1     359:1       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    36   12 SYNC_INT     10.6627417971    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        5     "3/1"     WL    00    WAC       4.5980018251 (     22525594.52 /     22525594.52 );
22525594.52                      0.3785       0.3785           356:0     356:0       356 NO_CHECK ARM
LIBOR_1YR             2.2500000000    37   12 SYNC_INT     10.5980018251    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        7     "5/1"     WL    00    WAC       4.1241780717 (      1158721.78 /      1158721.78 );
1158721.78                      0.2535       0.2535           357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    58   12 SYNC_INT      9.1241780717    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        8     "5/1"     WL    00    WAC       4.7470240030 (     16363270.89 /     16363270.89 );
16363270.89                      0.2535       0.2535           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    59   12 SYNC_INT      9.7470240030    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        9     "5/1"     WL    00    WAC       4.8255369992 (    154592057.03 /    154592057.03 );
154592057.03                      0.2535       0.2535           355:1     355:1       356 NO_CHECK ARM
LIBOR_1YR             2.2500000000    60   12 SYNC_INT
9.8255369992    2.0000000000               0       0      0

INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        10    "5/1"     WL    00    WAC       4.7994856077 (     86054256.73 /     86054256.73 );
86054256.73                      0.2535       0.2535           357:0     357:0       357 NO_CHECK ARM
LIBOR_1YR             2.2500000000    61   12 SYNC_INT      9.7994856077    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        12    "5/1 IO"  WL    00    WAC       5.3750000000 (       720929.16 /       720929.16 );
720929.16                      0.2535       0.2535           353:7     353:7       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    54   12 SYNC_INT     10.3750000000    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        13    "5/1 IO"  WL    00    WAC       4.6316453678 (      3338378.62 /      3338378.62 );
3338378.62                      0.2535       0.2535           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    59   12 SYNC_INT      9.6316453678    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        14    "5/1 IO"  WL    00    WAC       4.6911738714 (    147088511.39 /    147088511.39 );
147088511.39                      0.2535       0.2535           359:1     359:1       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    60   12 SYNC_INT      9.6911738714    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        15    "5/1 IO"  WL    00    WAC       4.6259048764 (    172566763.29 /    172566763.29 );
172566763.29                      0.2535       0.2535           360:0     360:0       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    61   12 SYNC_INT      9.6259048764    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        17    "7/1"     WL    00    WAC       4.4322719880 (       678186.80 /       678186.80 );
678186.80                      0.2535       0.2535           357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    82   12 SYNC_INT      9.4322719880    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 3       TEASER
M        18    "7/1"     WL    00    WAC       4.9311100010 (      3435642.36 /      3435642.36 );
3435642.36                      0.2535       0.2535           358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    83   12 SYNC_INT      9.9311100010    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 3       TEASER
M        19    "7/1"     WL    00    WAC       5.2643424836 (     25965311.93 /     25965311.93 );
25965311.93                      0.2535       0.2535           354:1     354:1       355 NO_CHECK ARM
LIBOR_1YR             2.2500000000    84   12 SYNC_INT
10.2643424836    2.0000000000               0       0      0

INIT_PERCAP 5.0000000000                            GROUP 3       TEASER
M        20    "7/1"     WL    00    WAC       5.3925339809 (     11417651.00 /     11417651.00 );
11417651.00                      0.2535       0.2535           360:0     360:0       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    85   12 SYNC_INT     10.3925339809    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 3
TEASER

* denotes less than
** denotes more than